EXHIBIT 10.71


               AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT

                           DATED AS OF MARCH 21, 2003

                                  BY AND AMONG

                                 BEL FUSE INC.,
                                   AS BORROWER

                     THE SUBSIDIARY GUARANTORS PARTY HERETO

                                       AND

                              THE BANK OF NEW YORK,
                                    AS LENDER

                                 BRYAN CAVE LLP
                                 245 PARK AVENUE
                            NEW YORK, NEW YORK 10167


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                                TABLE OF CONTENTS

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                                                                                                               Page
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
ARTICLE 1.         DEFINITIONS AND RULES OF INTERPRETATION........................................................1

         SECTION 1.1.    DEFINITIONS..............................................................................1
                         -----------
         SECTION 1.2.    ACCOUNTING TERMS........................................................................19
                         ----------------
         SECTION 1.3.    RULES OF INTERPRETATION.................................................................19
                         -----------------------
         SECTION 1.4.    CLASSIFICATION OF LOANS AND ADVANCES....................................................19
                         ------------------------------------

ARTICLE 2.         AMOUNT AND TERMS OF THE LOANS.................................................................20

         SECTION 2.1.    LOANS...................................................................................20
                         -----
         SECTION 2.2.    PROCEDURE FOR BORROWING.................................................................20
                         -----------------------
         SECTION 2.3.    TERMINATION AND REDUCTION OF REVOLVING COMMITMENT.......................................21
                         -------------------------------------------------
         SECTION 2.4.    PREPAYMENTS OF THE LOANS................................................................21
                         ------------------------
         SECTION 2.5.    PAYMENTS; SET-OFF.......................................................................22
                         -----------------

ARTICLE 3.         INTEREST, FEES, YIELD PROTECTIONS, ETC........................................................23

         SECTION 3.1.    INTEREST RATE AND PAYMENT DATES.........................................................23
                         -------------------------------
         SECTION 3.2.    FEES....................................................................................24
                         ----
         SECTION 3.3.    CONVERSIONS.............................................................................25
                         -----------
         SECTION 3.4.    CONCERNING INTEREST PERIODS.............................................................25
                         ---------------------------
         SECTION 3.5.    FUNDING LOSS............................................................................26
                         ------------
         SECTION 3.6.    INCREASED COSTS; ILLEGALITY, ETC........................................................26
                         ---------------------------------
         SECTION 3.7.    TAXES...................................................................................28
                         -----
         SECTION 3.8.    CHANGES OF LENDING OFFICES..............................................................29
                         --------------------------

ARTICLE 4.         REPRESENTATIONS AND WARRANTIES................................................................29

         SECTION 4.1.    ORGANIZATION AND POWER..................................................................29
                         ----------------------
         SECTION 4.2.    AUTHORIZATION; ENFORCEABILITY...........................................................30
                         -----------------------------
         SECTION 4.3.    GOVERNMENTAL APPROVALS; NO CONFLICTS....................................................30
                         ------------------------------------
         SECTION 4.4.    FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE.........................................30
                         -----------------------------------------------
         SECTION 4.5.    PROPERTIES..............................................................................31
                         ----------
         SECTION 4.6.    LITIGATION..............................................................................31
                         ----------
         SECTION 4.7.    ENVIRONMENTAL MATTERS...................................................................31
                         ---------------------
         SECTION 4.8.    COMPLIANCE WITH LAWS AND AGREEMENTS; NO DEFAULT.........................................32
                         -----------------------------------------------
         SECTION 4.9.    INVESTMENT COMPANIES AND OTHER REGULATED ENTITIES.......................................32
                         -------------------------------------------------
         SECTION 4.10.    FEDERAL RESERVE REGULATIONS............................................................33
                          ---------------------------
         SECTION 4.11.    ERISA..................................................................................33
                          -----
         SECTION 4.12.    TAXES..................................................................................33
                          -----
         SECTION 4.13.    SUBSIDIARIES...........................................................................33
                          ------------
         SECTION 4.14.    ABSENCE OF CERTAIN RESTRICTIONS........................................................34
                          -------------------------------
         SECTION 4.15.    LABOR RELATIONS........................................................................34
                          ---------------
         SECTION 4.16.    INSURANCE..............................................................................34
                          ---------
         SECTION 4.17.    FINANCIAL CONDITION....................................................................34
                          -------------------
         SECTION 4.18.    SECURITY DOCUMENTS.....................................................................34
                          ------------------
         SECTION 4.19.    NO MISREPRESENTATION...................................................................35
                          --------------------

ARTICLE 5.         CONDITIONS....................................................................................35

         SECTION 5.1.    RESTATEMENT DATE........................................................................35
                         ----------------
         SECTION 5.2.    EACH BORROWING..........................................................................38
                         --------------

ARTICLE 6.         AFFIRMATIVE COVENANTS.........................................................................38

         SECTION 6.1.    FINANCIAL STATEMENTS AND INFORMATION....................................................39
                         ------------------------------------
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
         SECTION 6.2.    NOTICE OF MATERIAL EVENTS...............................................................40
                         -------------------------
         SECTION 6.3.    EXISTENCE; CONDUCT OF BUSINESS..........................................................41
                         ------------------------------
         SECTION 6.4.    PAYMENT OF OBLIGATIONS..................................................................41
                         ----------------------
         SECTION 6.5.    MAINTENANCE OF PROPERTIES...............................................................41
                         -------------------------
         SECTION 6.6.    INSURANCE...............................................................................41
                         ---------
         SECTION 6.7.    BOOKS AND RECORDS: INSPECTION RIGHTS....................................................42
                         ------------------------------------
         SECTION 6.8.    COMPLIANCE WITH LAWS....................................................................42
                         --------------------
         SECTION 6.9.    ADDITIONAL SUBSIDIARIES.................................................................42
                         -----------------------
         SECTION 6.10.    ADDITIONAL COLLATERAL..................................................................43
                          ---------------------
         SECTION 6.11.    MAINTENANCE OF LICENSES................................................................43
                          -----------------------
         SECTION 6.12.    PLEDGE OF STOCK IN MATERIAL FOREIGN SUBSIDIARIES.......................................43
                          ------------------------------------------------

ARTICLE 7.         NEGATIVE COVENANTS............................................................................43

         SECTION 7.1.    INDEBTEDNESS............................................................................43
                         ------------
         SECTION 7.2.    NEGATIVE PLEDGE.........................................................................45
                         ---------------
         SECTION 7.3.    FUNDAMENTAL CHANGES.....................................................................45
                         -------------------
         SECTION 7.4.    INVESTMENTS, LOANS, ADVANCES AND GUARANTEES.............................................46
                         -------------------------------------------
         SECTION 7.5.    ACQUISITIONS............................................................................47
                         ------------
         SECTION 7.6.    DISPOSITIONS............................................................................48
                         ------------
         SECTION 7.7.    RESTRICTED PAYMENTS.....................................................................48
                         -------------------
         SECTION 7.8.    HEDGING AGREEMENTS......................................................................49
                         ------------------
         SECTION 7.9.    SALE AND LEASE-BACK TRANSACTIONS........................................................49
                         --------------------------------
         SECTION 7.10.    LINES OF BUSINESS......................................................................49
                          -----------------
         SECTION 7.11.    TRANSACTIONS WITH AFFILIATES...........................................................49
                          ----------------------------
         SECTION 7.12.    USE OF PROCEEDS........................................................................49
                          ---------------
         SECTION 7.13.    RESTRICTIVE AGREEMENTS.................................................................49
                          ----------------------
         SECTION 7.14.    FINANCIAL COVENANTS....................................................................50
                          -------------------
         SECTION 7.15.    EXCLUDED SUBSIDIARIES..................................................................50
                          ---------------------

ARTICLE 8.         DEFAULTS......................................................................................50

         SECTION 8.1.    EVENTS OF DEFAULT.......................................................................50
                         -----------------
         SECTION 8.2.    CONTRACT REMEDIES.......................................................................52
                         -----------------

ARTICLE 9.         OTHER PROVISIONS..............................................................................53

         SECTION 9.1.    AMENDMENTS AND WAIVERS..................................................................53
                         ----------------------
         SECTION 9.2.    NOTICES.................................................................................54
                         -------
         SECTION 9.3.    SURVIVAL................................................................................54
                         --------
         SECTION 9.4.    EXPENSES; INDEMNITY.....................................................................55
                         -------------------
         SECTION 9.5.    SUCCESSORS AND ASSIGNS..................................................................55
                         ----------------------
         SECTION 9.6.    COUNTERPARTS; INTEGRATION...............................................................57
                         -------------------------
         SECTION 9.7.    SEVERABILITY............................................................................57
                         ------------
         SECTION 9.8.    GOVERNING LAW...........................................................................57
                         -------------
         SECTION 9.9.    JURISDICTION; SERVICE OF PROCESS........................................................57
                         --------------------------------
         SECTION 9.10.    WAIVER OF TRIAL BY JURY................................................................58
                          -----------------------
         SECTION 9.11.    SAVINGS CLAUSE.........................................................................58
                          --------------

ARTICLE 10.        SUBSIDIARY GUARANTEE..........................................................................58

         SECTION 10.1.    GUARANTEE..............................................................................58
                          ---------
         SECTION 10.2.    ABSOLUTE OBLIGATION....................................................................59
                          -------------------
         SECTION 10.3.    REPAYMENT IN BANKRUPTCY, ETC...........................................................60
                          -----------------------------
         SECTION 10.4.    ADDITIONAL SUBSIDIARY GUARANTORS.......................................................61
                          --------------------------------
         SECTION 10.5.    MISCELLANEOUS..........................................................................61
                          -------------
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                                      (ii)

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EXHIBITS:
---------

================================================================================
Exhibit A                    Form of Note
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Exhibit B                    Form of Borrowing Request
--------------------------------------------------------------------------------
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Exhibit C                    Form of Notice of Conversion
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Exhibit D                    Form of Compliance Certificate
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Exhibit E                    Form of Reserved
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Exhibit F                    Form of Guarantee Supplement
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Exhibit G                    Form of Security Agreement
================================================================================

SCHEDULES:

================================================================================
Schedule 4.5                 Exceptions to Section 4.5 (Properties)
--------------------------------------------------------------------------------
Schedule 4.6                 List of Litigation
--------------------------------------------------------------------------------
Schedule 4.7                 Environmental Matters
--------------------------------------------------------------------------------
Schedule 4.13                List of Subsidiaries; Capitalization
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Schedule 4.16                List of Insurance
--------------------------------------------------------------------------------
Schedule 7.1                 List of Existing Indebtedness
--------------------------------------------------------------------------------
Schedule 7.2                 List of Existing Liens
--------------------------------------------------------------------------------
Schedule 7.4                 List of Existing Investments
================================================================================


                                     (iii)

        AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT, dated as of March 21, 2003, by and among BEL FUSE INC., a New Jersey corporation (the "Borrower"), the Subsidiary Guarantors (as defined below) and THE BANK OF NEW YORK ("BNY" or the "Lender").

                                    RECITALS

         A. Reference is made to the Credit and Guarantee Agreement, dated as of May 14, 1999, by and among Bel Fuse Inc., a New Jersey corporation, and The Bank of New York (the "Original Credit Agreement").

         B. Bel Hybrids and Magnetics Inc., formerly a Subsidiary Guarantor, was dissolved on June 4, 2001.

         C. The parties hereto desire to amend the Original Credit Agreement by amending and restating it in its entirety.

         D. For convenience, this Agreement is dated as of March 21, 2003 (the "Restatement Date"), and references to certain matters relating to the period prior thereto have been deleted.

         NOW, THEREFORE, the parties hereto agree to amend and restate the Original Credit Agreement in its entirety as follows:

Article 1.        DEFINITIONS AND RULES OF INTERPRETATION
                  ---------------------------------------
Section 1.1.      Definitions
                  -----------

                  As used in this Agreement, terms defined in the preamble have the meanings therein indicated, and the following terms have the following meanings:

                  "ABR Advances" means the Loans (or any portions thereof), at such time as they (or such portions) are made and/or being maintained at a rate of interest based upon the Alternate Base Rate.

                  "Accountants" means Deloitte & Touche LLP (or any successor thereto), or such other firm of certified public accountants of recognized national standing selected by the Borrower and reasonably satisfactory to the Lender.

                  "Acquisition" has the meaning set forth in Section 7.5.

                  "Acquisition Consideration" has the meaning set forth in
Section 7.5(c).

                  "Affiliate" means as to any Person any other Person at the time directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 5% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "Agreement" means this Credit and Guarantee Agreement.

                  "Alternate Base Rate" means on any date, a rate of interest per annum equal to the higher of (i) the Federal Funds Effective Rate in effect on such date plus 1/2 of 1% or (ii) the Prime Rate in effect on such date.

                  "Applicable Margin" means, at all times during the applicable periods set forth below: (i) with respect to ABR Advances, the percentage set forth below under the heading "ABR Margin", (ii) with respect to Eurodollar Advances, the percentage set forth below under the heading "Eurodollar Margin", and (iii) with respect to the Commitment Fee, the percentage set forth below under the heading "Commitment Fee".

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========================================================================================
WHEN THE LEVERAGE RATIO IS:

---------------------------------------------------------------------------------------
  GREATER THAN OR   AND LESS THAN    ABR MARGIN    EURODOLLAR MARGIN   COMMITMENT FEE
      EQUAL TO
---------------------------------------------------------------------------------------
     1.00:1.00                         1.25%             2.50%             0.375%
---------------------------------------------------------------------------------------
     0.50:1.00        1.00:1.00        0.75%             2.00%             0.300%
---------------------------------------------------------------------------------------
                      0.50:1.00        0.50%             1.50%             0.250%
=======================================================================================
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                   During the period commencing on the Restatement Date and
ending on the date of delivery to the Lender of a Compliance Certificate pursuant to Section 6.1(c) for the fiscal quarter ending June 30, 2003, the
Leverage Ratio shall be based on the certificate delivered by the Borrower pursuant to Section 5.1(h)(iii). Thereafter, changes in the Applicable Margin resulting from a change in the Leverage Ratio shall be based upon the Compliance
Certificate most recently delivered pursuant to Section 6.1(c) and shall become effective on the date such Compliance Certificate is delivered to the Lender.
Notwithstanding anything to the contrary contained in this definition, if the
Borrower shall fail to deliver to the Lender a Compliance Certificate on or prior to any date required hereby, the Leverage Ratio shall be deemed to be greater than 1.00:1.00 from and including such date to the date of delivery to the Lender of such Compliance Certificate.

                   "Approval Order" means the Order of the Bankruptcy Court (i) Authorizing the Sale of Certain Assets Related to Debtors' Passive Components Business Free and Clear of Liens, Claims, Encumbrances and Interests, (ii) Authorizing Assumption and Assignment of Certain Executory Contracts and Unexpired Leases and (iii) Granting Related Relief entered in the Bankruptcy Proceeding.

                   "Bankruptcy Court" means the United States Bankruptcy Court for the District of Delaware.

                   "Bankruptcy Proceeding" means the Chapter 11 proceeding entitled In re Insilco Technologies, Inc., et al. (Case No. 02-13672) pending on the Restatement Date in the Bankruptcy Court.

                   "Board of Governors" means the Board of Governors of the Federal Reserve System of the United
States.

                   "Borrower Obligations" means, collectively, all of the obligations and liabilities of the Borrower under the Loan Documents, and all other Indebtedness of the Borrower to the Lender, in each case whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired, and whether arising before or after the occurrence of any Event of Default under Sections 8.1(h) or (i) and including any obligation or liability in respect of any breach of any representation or warranty and all post-petition interest and funding losses, whether or not allowed as a claim in any proceeding arising in connection with such an event.

                  "Borrowing Date" means any Business Day on which the Lender makes Loans.

                  "Borrowing Request" means a request by the Borrower for a Loan in accordance with Section 2.2 and substantially in the form of Exhibit B.

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks located in New York City are authorized or required by law or other governmental action to be closed, provided that when used in connection with a Eurodollar Advance, the term shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                   "Capital Lease Obligations" means, with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, (a) which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP, or (b) which lease does not qualify as a Tax Operating Lease. For purposes of this definition, "Tax Operating Lease" means any "synthetic lease", and any other lease (i) that is treated as a lease for purposes of the Code, and (ii) the lessor under which is treated as the owner of the assets subject to the lease for purposes of the Code.

                   "Capital Stock" means, as to any Person, all shares, interests, partnership interests, limited liability company interests, participations, rights in or other equivalents (however designated) of such Person's equity (however designated) and any rights, warrants or options exchangeable for or convertible into such shares, interests, participations, rights or other equity.

                   "Cash Equivalents" means Dollar denominated investments in
(i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United

States is pledged in full support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits, certificates of deposit and bankers acceptances maturing within 270 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank having a combined capital surplus and undivided profits of not less than $100,000,000 and whose (or whose parent company's) unsecured non-credit supported short-term debt or commercial paper rating at the time of such acquisition (x) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto ("S&P") is at least A-1, or the equivalent thereof, or (y) from Moody's Investors Service, Inc. or any successor thereto ("Moody's") is at least P-1, or the equivalent thereof, (iii) commercial paper maturing within 90 days from the date of acquisition thereof and having, at such date of acquisition, a rating (x) from S&P of at least A-1, or the equivalent thereof, or (y) from Moody's of at least P-1, or the equivalent thereof, (iv) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's, (v) normal business banking accounts, and
(vi) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above.

                   "Change in Law" means (i) the adoption of any law, rule or regulation after the Restatement Date, (ii) the issuance or promulgation after the Restatement Date of any directive, guideline or request from any Governmental Authority (whether or not having the force of law), or (iii) any change after the Restatement Date in the interpretation of any existing law, rule, regulation, directive, guideline or request by any Governmental Authority charged with the administration thereof.

                  "Change of Control" means the occurrence of any of the following events:

                           (a) any person or group (other than any one or more
permitted investors) shall

have become the beneficial owner of voting shares entitled to exercise more than 20% of the total voting power of all outstanding voting shares of the Borrower (including any voting shares which are not then outstanding of which such person or group is deemed the beneficial owner);

                           (b) a change in the composition of the Managing
Person of the Borrower shall have

occurred in which the individuals who constituted the Managing Person of the Borrower at the beginning of the two year period immediately preceding such change (together with any other director whose election by the Managing Person of the Borrower or whose nomination for election by the shareholders of the Borrower was approved by a vote of at least a majority of the members of such Managing Person then in office who either were members of such Managing Person at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Managing Person then in office; or

                           (c) any similar circumstance which, under the
documentation evidencing or

governing any Indebtedness of the Borrower of $5,000,000 or more, results in the Borrower being required to prepay, purchase, offer to purchase, redeem or defease such Indebtedness.

                  For purposes of this definition, (i) the terms "person" and "group" shall have the respective meanings ascribed thereto in Sections 13(d) and 14(d)(2) of the Exchange Act, (ii) the term "beneficial owner" has the meaning ascribed thereto in Rule 13d-3 under the Exchange Act, except that a Person shall not be deemed to be the "beneficial owner" of a security as a result of such Person's right to acquire such security within a specified time period if such right is conditioned, in whole or in part, upon events other than the passage of time, and such events have not occurred, (iii) the term "permitted investors" shall mean Elliot Bernstein, any of his immediate family members and any of his heirs or beneficiaries, and (iv) the term "voting shares" shall mean all outstanding shares of any class or classes (however designated) of Capital Stock of the Borrower entitled to vote generally in the election of members of the Managing Person thereof.

                  "Class", when used in reference to any Loan or Advance, refers to whether such Loan, or the Loans comprising such Advance, are Revolving Loans or all or a portion of the Term Loan, as applicable.

                  "Code" means the Internal Revenue Code of 1986, as the same may be amended from time to time, or any successor thereto, and the rules and regulations issued thereunder, as from time to time in effect.

                  "Collateral" means any and all "Collateral", as defined in any Security Document.

                  "Commitments" means, collectively, the Revolving Commitment and the Term Commitment.

                  "Commitment Fee" has the meaning set forth in Section 3.2(a).

                  "Compliance Certificate" has the meaning set forth in Section 6.1(c).

                  "Consolidated EBITDA" means, for any period, net income of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP for such period plus (i) the sum of, without duplication, each of the following with respect to the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP, each to the extent utilized in determining net income for such period (a) interest expense, (b) provision for income taxes, (c) depreciation, amortization and other non-cash charges, and (d) extraordinary losses from sales, exchanges and other dispositions of property not in the ordinary course of business, minus (ii) the sum of, without duplication, each of the following with respect to the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP, each to the extent utilized in determining net income for such period: (a) extraordinary gains from sales, exchanges and other dispositions of property not in the ordinary course of business, and
(b) other non-recurring items (other than expenses and losses).

                  "Consolidated Fixed Charges" means, for any period, the sum of each of the following with respect to the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP: (i) interest expense for such period, (ii) the aggregate amount of all Capital Expenditures made during such period, (iii) without duplication, current maturities of long-term Indebtedness plus scheduled payments made during such period on account of the principal of Indebtedness of the Borrower or any of its Subsidiaries (including scheduled principal payments in respect of the Term Loan) and (iv) the aggregate amount of all cash income taxes paid during such period.

                  "Consolidated Tangible Net Worth" means, at any date of determination, the sum of all amounts which would be included under "stockholders' equity" or any analogous entry on a consolidated balance sheet of the Borrower and the Subsidiaries determined in accordance with GAAP as of such date minus the sum of all intangible assets of the Borrower and the Subsidiaries which would be included under "assets" or any analogous entry on such balance sheet, including unamortized debt discount and expense, unamortized deferred charges (including new business acquisition costs and other charges), goodwill, patents, trademarks, service marks, trade names, copyrights, consignment inventory rights, organization or developmental expenses, capitalized software development costs, and net deferred taxes (if positive), determined in accordance with GAAP as of such date.

                  "Consolidated Total Liabilities" means, at any date of determination, the sum of all amounts which would be included as a liability on a consolidated balance sheet of the Borrower and the Subsidiaries determined in accordance with GAAP on such date.

                  "Conversion Date" means the date on which (i) a Eurodollar Advance is converted to an ABR Advance, (ii) an ABR Advance is converted to a Eurodollar Advance or (iii) a Eurodollar Advance is converted to, or continued as, a new Eurodollar Advance.

                  "Customary Lien" means any of the following: (i) any Lien imposed by law for Taxes that are not yet due or are being contested in compliance with Section 6.4, provided that enforcement of such Lien is stayed pending such contest; (ii) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 6.4, provided that enforcement of each such Lien is stayed pending such contest; (iii) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations; (iv) deposits and pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business; (v) judgment liens in respect of judgments that would not cause an Event of Default under Section 8.1(j); (vi) zoning ordinances, easements, rights of way, minor defects, irregularities, and other similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary; and (vii) Liens created under the Loan Documents.

                  "Default" means any event or condition which constitutes an Event of Default or which, with the giving of notice, the lapse of time, or the occurrence of any other condition, would, unless cured or waived, become an Event of Default.

                  "Disqualified Stock" means any Capital Stock of any Person that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, provided, however, that any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of certain events shall not constitute Disqualified Stock if the terms of such Capital Stock provide that the Borrower may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 7.7 of this Agreement.

                  "Dollars" and "$" mean lawful currency of the United States.

                  "Domestic Subsidiary" means any Subsidiary that is not a Foreign Subsidiary.

                  "Environmental Laws" has the meaning set forth in Section 4.7.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations issued thereunder, as from time to time in effect.

                  "ERISA Affiliate" means any Person which is a member of any group of organizations within the meaning of Sections 414(b) or (c) of the Code (or, solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, within the meanings of Sections 414(m) or (o) of the Code) of which the Borrower or any Subsidiary is a member.

                  "ERISA Event" means (i) a "reportable event", as defined in
Section 4043 of ERISA with respect to a Pension Plan (other than an event for which the 30-day notice period is waived), (ii) the existence with respect to any Pension Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (iii) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (iv) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Pension Plan; (v) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Pension Plan or Pension Plans or to appoint a trustee to administer any Pension Plan; (vi) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Pension Plan or Multiemployer Plan; or (vii) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  "Eurodollar Advances" means the Loans (or any portions thereof), at such time as it (or such portions) are made and/or being maintained at a rate of interest based upon the Eurodollar Rate.

                  "Eurodollar Rate" means, with respect to each Eurodollar Advance, a rate of interest per annum, as determined by the Lender, obtained by dividing (and then rounding to the nearest 1/16 of 1% or, if there is no nearest 1/16 of 1%, then to the next higher 1/16 of 1%):

                  (a) the rate of interest per annum as determined by the Lender, equal to the rate, quoted by BNY to leading banks in the London interbank eurodollar market as the rate at which BNY is offering dollar deposits in an amount approximately equal to such Eurodollar Advance and having a period to maturity approximately equal to the Interest Period applicable to such Eurodollar Advance at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, by

                  (b) a number equal to 1.00 minus the aggregate of the then stated maximum rates during such Interest Period of all reserve requirements (including marginal, emergency, supplemental and special reserves), expressed as a decimal, established by the Board of Governors and any other banking authority to which BNY and other major money center banks chartered under the laws of the United States or any State thereof are subject, in respect of eurocurrency funding (currently referred to as "eurocurrency liabilities" in Regulation D) without benefit of credit for proration, exceptions or offsets which may be available from time to time to BNY.

                  "Event of Default" has the meaning set forth in Section 8.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  "Excluded Subsidiaries" means, collectively, (i) Bel Delaware LLC, a Delaware limited liability company and a Wholly Owned Subsidiary of the Hong Kong Subsidiary, (ii) Bel Magnetics Ltd., a Texas limited partnership,
(iii) Bel Fuse Delaware Inc., a Delaware corporation, a Wholly Owned Subsidiary of the Borrower and the sole general partner of Bel Magnetics Ltd., (iv) Bel Fuse California Inc., a California corporation, a Wholly Owned Subsidiary of the Borrower and the sole limited partner of

Bel Magnetics Ltd., (v) Bel Fuse America Inc., a Delaware corporation and a Wholly Owned Subsidiary of the Borrower and (vi) each of Transformer One LLC, Transformer Two LLC, Transformer Three LLC, Transformer Four LLC, Transformer Five LLC and Transformer Six LLC (each, a "Transformer Entity"), each a Delaware limited liability company and a Wholly Owned Subsidiary formed for the sole purpose of holding one share of Capital Stock in a Subsidiary organized under the laws of the Dominican Republic (a "Dominican Subsidiary") in order to comply with the laws of the Dominican Republic, which Dominican Subsidiary is not a Material Foreign Subsidiary, provided, however, that (x) if such Transformer Entity engages in the active conduct of a trade or business, (y) such Transformer Entity holds or acquires any asset other than one share of the Capital Stock of such Dominican Subsidiary (other than an asset incidental to the holding of such share) or (z) the Dominican Subsidiary in which it holds Capital Stock becomes a Material Foreign Subsidiary, such Transformer Entity shall automatically cease to be an Excluded Subsidiary.

                  "Excluded Tax" means as to any Person, a Tax imposed by one of the following jurisdictions or by any political subdivision or taxing authority thereof: (i) the United States, (ii) the jurisdiction in which such Person is organized, (iii) the jurisdiction in which such Person's principal office is located, (iv) in the case of the Lender, any jurisdiction in which the Lender is or is deemed to be doing business; which Tax (a) is any income tax or franchise tax imposed on all or part of the net income or net profits of such Person or
(b) represents interest, fees or penalties for payment of any such income tax or franchise tax.

                  "Federal Funds Effective Rate" means, for any day, a rate per annum (expressed as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Effective Rate for such day shall be the average of the quotations for such day on such transactions received by BNY.

                  "Fees" has the meaning set forth in Section 2.5(a).

                  "Final Order" means, with respect to the Approval Order, that such Approval Order has been entered on the docket of the Bankruptcy Court, has not been reversed, stayed, enjoined, annulled or suspended and the time for filing an appeal, petition for certiorari or other request for administrative or judicial relief has expired and as to which no appeal, petition for certiorari or other formal request for administrative or judicial relief has been timely filed and is pending or, if an appeal, petition for certiorari or other request for administrative or judicial relief has been timely filed or taken, the order or judgment of such court, administrative agency or other tribunal has been affirmed (or such appeal, petition or other request for administrative or judicial relief has been dismissed as moot) by the highest court (or other tribunal having appellate jurisdiction over the order or judgment) to which the order was appealed or the petition for certiorari has been denied and the time to take any further appeal or to seek further certiorari or judicial or administrative review has expired.

                  "Financial Officer" means, as to any Person, the chief financial officer of such Person or such other officer as shall be satisfactory to the Lender.

                  "Fixed Charge Ratio" means, (i) on the Restatement Date, the ratio of (x) Consolidated EBITDA to (y) Consolidated Fixed Charges, in each case for the Four Quarter Trailing Period, (ii) as of the last day of the first fiscal quarter ending after the Restatement Date, the ratio of (x) Consolidated EBITDA to (y) Consolidated Fixed Charges, in each case for fiscal quarter then ended, (iii) as of the last day of the second fiscal quarter ending after the Restatement Date, the ratio of (x) Consolidated EBITDA to (y) Consolidated Fixed Charges, in each case for two fiscal quarters then ended, (iv) as of the last day of the third fiscal quarter ending after the Restatement Date, the ratio of
(x) Consolidated EBITDA to (y) Consolidated Fixed Charges, in each case for three fiscal quarters then ended, and (v) as of the last day of the fourth fiscal quarter ending after the Restatement Date and the last day of each fiscal quarter thereafter, the ratio of (x) Consolidated EBITDA to (y) Consolidated Fixed Charges, in each case for the Four Quarter Trailing Period.

                  "Foreign Pledge Agreements" means, collectively, each pledge agreement executed and delivered to grant a security interest in the Capital Stock of a Material Foreign Subsidiary, each in form and substance satisfactory to the Lender, provided that in no event shall any such grant create a security interest in any of the outstanding Capital Stock of a Material Foreign Subsidiary in excess of 65% of the voting power of all classes of Capital Stock of such corporation entitled to vote.

                   "Foreign Subsidiary" means any Subsidiary that is a "controlled foreign corporation" within the meaning of Section 957 of the Code.

                  "Four Quarter Trailing Period" means, at any date of determination, the period of the four fiscal quarters ending on such date, or, if such date is not the last day of a fiscal quarter, the period of the most immediately completed four fiscal quarters.

                  "Fraudulent Transfer Laws" has the meaning set forth in
Section 10.1(b).

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States.

                  "Governmental Authority" means any foreign, federal, state, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator.

                  "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or in effect guaranteeing any return on any investment made by another Person, or any Indebtedness, lease, dividend or other obligation (a "primary obligation") of any other Person (a "primary obligor") in any manner, whether directly or indirectly, including any obligation of the guarantor, direct or indirect (i) to purchase any primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (A) for the purchase or payment of any primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of a primary obligor,
(iii) to purchase property, securities or services primarily for the purpose of assuring the beneficiary of any primary obligation of the ability of a primary obligor to make payment of a primary obligation, (iv) otherwise to assure or hold harmless the beneficiary of a primary obligation against loss in respect thereof, and (v) in respect of the liabilities of any partnership in which a secondary obligor is a general partner, except to the extent that such liabilities of such partnership are nonrecourse to such secondary obligor and its separate property, provided, however, that the term "Guarantee" shall not include the endorsement of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee shall be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guarantor in good faith.

                  "Guarantee Supplement" means a Guarantee Supplement in the form of Exhibit F hereto.

                  "Guarantor Obligations" means, with respect to each Subsidiary Guarantor, all of the obligations and liabilities of such Subsidiary Guarantor under the Loan Documents, whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired, and whether arising before or after the occurrence of any Event of Default under Sections 8.1(h) or (i) and including any obligation or liability in respect of any breach of any representation or warranty and all post-petition interest and funding losses, whether or not allowed as a claim in any proceeding arising in connection with such an event.

                  "Hedging Agreement" means any interest rate swap, cap or collar arrangement or any other derivative product customarily offered by banks or other financial institutions to their customers in order to manage the exposure of such customers to interest rate fluctuations.

                  "Hong Kong Subsidiary" means Bel Fuse, Limited, a Hong Kong corporation and a direct Wholly Owned Subsidiary of the Borrower.

                  "Impermissible Qualification" has the meaning set forth in
Section 6.1(a)(i).

                  "Indebtedness" means, as to any Person, at a particular time, all items which constitute, without duplication, (i) indebtedness for borrowed money, (ii) indebtedness in respect of the deferred purchase price of property (other than trade payables incurred in the ordinary course of business), (iii) indebtedness evidenced by notes, bonds, debentures or similar instruments, (iv) obligations with respect to any conditional sale or title retention agreement, (v) indebtedness arising under acceptance facilities and the amount available to be drawn under all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder to the extent such Person shall not have reimbursed the issuer in respect of the issuer's payment thereof, (vi) liabilities secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned by such Person (other than carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like non-consensual statutory Liens arising in the ordinary course of business), even though such Person has not assumed or otherwise become liable for the payment thereof, (vii) Capital Lease Obligations, (viii) all obligations of such Person in respect of Disqualified Stock, and (ix) all Guarantees by such Person of Indebtedness of others. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

                  "Indemnified Liabilities" and "Indemnified Person" have the meanings set forth in Section 9.4(b).

                  "Indemnified Tax" means as to any Person, any Tax, except (i) an Excluded Tax imposed on such Person and (ii) any interest, fees or penalties for late payment of an Excluded Tax imposed on such Person.

                  "Insolvent" means, with respect to any Person, (a) the sum of the assets, at a fair valuation, of such Person does not exceed its debts, (b) such Person has incurred debts beyond its ability to pay such debts as such debts mature, (c) such Person believes that, in the ordinary course of its business during the reasonably foreseeable future, it will incur debts beyond its ability to pay such debts as such debts mature, and (d) such Person has insufficient capital with which to conduct its business. For purposes of this definition only, "debt" means any liability on a claim, and "claim" means any
(i) right to payment, whether such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, unsecured, liquidated or unliquidated.

                  "Intellectual Property" means all patents, trademarks, tradenames, copyrights, trade secrets, confidential or proprietary technical and business information and other similar property and all licenses related thereto.

                  "Intercompany Transaction Amount" has the meaning set forth in
Section 7.1(c)(ii).

                  "Interest Period" means, with respect to each Eurodollar Advance, the period commencing on the Borrowing Date or Conversion Date of such Eurodollar

Advance and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may select in the applicable Borrowing Request or Notice of Conversion.

                  "Investments" has the meaning set forth in Section in
Section 7.4.

                  "Leverage Ratio" means, (i) on the Restatement Date, the ratio of (x) the aggregate Indebtedness on such date of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, to (y) Consolidated EBITDA for the Four Quarter Trailing Period, (ii) as of the last day of the first fiscal quarter ending after the Restatement Date, the ratio of
(x) the aggregate Indebtedness on such date of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, to (y) Consolidated EBITDA for fiscal quarter then ended multiplied by four, (iii) as of the last day of the second fiscal quarter ending after the Restatement Date, the ratio of (x) the aggregate Indebtedness on such date of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, to (y) Consolidated EBITDA for the two fiscal quarters then ended multiplied by two,
(iv) as of the last day of the third fiscal quarter ending after the Restatement Date, the ratio of (x) the aggregate Indebtedness on such date of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, to (y) Consolidated EBITDA for the three fiscal quarters then ended multiplied by 1.3333, and (v) as of the last day of the fourth fiscal quarter ending after the Restatement Date and the last day of each fiscal quarter thereafter, the ratio of (x) the aggregate Indebtedness on such date of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, to (y) Consolidated EBITDA for the Four Quarter Trailing Period.

                  "Lien" means any mortgage, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), or other security agreement or security interest of any kind or nature whatsoever, including any conditional sale or other title retention agreement and any capital or financing lease having substantially the same economic effect as any of the foregoing.

                  "Line of Business" means the manufacturing and distribution of electronic components and any business reasonably similar, complimentary, ancillary or related thereto.

                  "Liquidity Ratio" means at any time, the ratio at such time of
(i) the sum, without duplication, of (x) cash, (y) Cash Equivalents and (z) marketable securities to (ii) funded Indebtedness, in each case of the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP.

                  "Loans" means the loans made by the Lender to the Borrower pursuant to this Agreement.

                  "Loan Documents" means, collectively, this Agreement, the Note, the Security Documents, each Secured Hedging Agreement and all other agreements, instruments and documents executed or delivered in connection herewith.

                  "Loan Parties" means, collectively, the Borrower, each Subsidiary Guarantor and each other Person (other than the Lender or any of its Affiliates) party to a Loan Document.

                  "Managing Person" means, with respect to any Person that is
(i) a corporation, its board of directors, (ii) a limited liability company, its board of control, managing member or members, (iii) a limited partnership, its general partner or general partners, (iv) a general partnership or a limited liability partnership, its managing partner or managing partners or executive committee or (v) any other Person, the managing body thereof or other Person analogous to the foregoing.

                  "Margin Stock" has the meaning set forth in Regulation U.

                  "Material Adverse" means, with respect to any change or effect, a material adverse change in, or effect on, as the case may be, (i) the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries taken as a whole, (ii) the ability of any Loan Party to perform its obligations under the Loan Documents to which it is a party, (iii) the rights of, or benefits available to, the Lender under the Loan Documents, in any material respect, (iv) the legality or enforceability of any Loan Document or (v) the perfection or priority of any Lien granted under any of the Security Documents.

                  "Material Foreign Subsidiary" means each direct or indirect Foreign Subsidiary of the Borrower or any Subsidiary Guarantor which, as of the last day of the most recently completed fiscal quarter, satisfied either one or both of the following tests:

                           (i) such Foreign Subsidiary's total assets (after intercompany eliminations) exceeds 10% of consolidated total assets of the Loan Parties; or

                           (ii) such Foreign Subsidiary's income (not to include losses) for such fiscal quarter from continuing operations before income taxes, extraordinary items and the cumulative effect of a change in accounting principles of such Foreign Subsidiary for such period exceeds 10% of the income (not to include losses) for the last twelve months ending as of the last day of such fiscal quarter from continuing operations before income taxes, extraordinary items and the cumulative effect of a change in accounting principles of the Loan Parties determined on a consolidated basis in accordance with GAAP, provided that if such Foreign Subsidiary was not a Subsidiary as of the beginning of such fiscal quarter, the determination shall be calculated on a pro forma basis as if such Person became a Foreign Subsidiary on the first day of such fiscal quarter.

                  "Material Subsidiary" means any direct or indirect Subsidiary (other than the Excluded Subsidiaries) as to which any of the following tests are or have at any time on or after the Restatement Date been met: (A) the Borrower's and the other Subsidiaries' investments in and advances to such Subsidiary are greater than or equal to 5% of the total assets of the Borrower and the Subsidiaries on a consolidated basis as of the last day of the most recently completed fiscal year of the Borrower, (B) such Subsidiary's proportionate share of the total assets (after intercompany eliminations) of the Borrower and the Subsidiaries on a consolidated basis is greater than or equal to 5% of the total assets of the Borrower and the Subsidiaries on a consolidated basis as of the last day of the most recently completed fiscal year of the Borrower, or (C) the income from continuing operations before income taxes, extraordinary items and the cumulative effect of a change in accounting principles of such Subsidiary is greater than or equal to 5% of such income of the Borrower and the Subsidiaries on a consolidated basis as of the last day of the most recently completed fiscal year of the Borrower.

                  "Material Liabilities" means, on any date, with respect to the Borrower, any Subsidiary, or any combination thereof: (i) all Indebtedness (other than Indebtedness under the Loan Documents), (ii) the net termination obligations in respect of one or more Hedging Agreements (calculated as if such Hedging Agreements were terminated as of such date), and (iii) other liabilities, in each case whether as principal, guarantor, surety or other obligor, in an aggregate principal amount exceeding $100,000.

                  "Minimum Amount" means in respect of (i) ABR Advances, $100,000 or such amount plus a whole multiple of $50,000 in excess thereof, and
(ii) Eurodollar Advances, $100,000 or such amount plus a whole multiple of $100,000 in excess thereof.

                  "Multiemployer Plan" means a Pension Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "Non-Guarantor Subsidiary" at any time, the Excluded Subsidiaries and any other Subsidiary that is not a Subsidiary Guarantor at such time.

                  "Note" means an amended and restated promissory note, substantially in the form of Exhibit A, payable to the order of the Lender, made by the Borrower and dated the Restatement Date, including all replacements thereof and substitutions therefor.

                  "Notice of Conversion" has the meaning set forth in Section 3.3(a).

                  "Obligations" means, collectively, the Borrower Obligations and the Guarantor Obligations.

                  "Organizational Documents" means as to any Person which is (i) a corporation, the certificate or articles of incorporation and by-laws of such Person, (ii) a limited liability company, the limited liability company agreement or similar agreement of such Person, (iii) a partnership, the partnership agreement or similar agreement of such Person, or (iv) any other form of entity or organization, the organizational documents analogous to the foregoing.

                  "Original Credit Agreement" has the meaning set forth in Recital A.

                  "Other Taxes" means any and all current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery, registration or enforcement of, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Loan Documents or otherwise with respect to the Loan Documents.

                  "Payment Office" means the office of the Lender set forth in
Section 9.2(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any Governmental Authority succeeding to the functions thereof.

                  "PC Acquisition" means the acquisition of the Passive Components division of Insilco Holdings Co., Inc. by Bel Fuse Inc., Bel Fuse Ltd., Bel Fuse Macau, L.D.A., Bel Transformer Inc. and Bel Connector Inc. in accordance with the terms of the PC Asset Purchase Agreement.

                  "PC Acquisition Documents" means, collectively, (i) PC Asset Purchase Agreement and (ii) each other agreement, instrument or other document executed or delivered in connection with the closing under the foregoing, including all approvals and consents obtained.

                  "PC Asset Purchase Agreement" means the Stock and Asset Purchase Agreement, dated as of December 15, 2002, among Bel Fuse Inc., Bel Fuse Ltd., Bel Fuse Macau, L.D.A., Bel Transformer Inc. and Bel Connector Inc. and Insilco Technologies, Inc.

                  "Pension Plan" means, at any date of determination, any employee pension benefit plan (other than a Multiemployer Plan), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within the six years immediately preceding such date, were, in whole or in part, the responsibility of the Borrower or any ERISA Affiliate.

                  "Permitted Liens" has the meaning set forth in Section 7.2.

                  "Person" means a natural person, firm, partnership, limited liability company, joint venture, corporation, association, business enterprise, joint stock company, unincorporated association, trust, Governmental Authority or any other entity, whether acting in an individual, fiduciary, or other capacity, and for the purpose of the definition of "ERISA Affiliate", a trade or business.

                  "Prime Rate" means the rate of interest per annum publicly announced in New York City by BNY from time to time as its prime commercial lending rate, such rate to be adjusted automatically (without notice) on the effective date of any change in such publicly announced rate.

                  "Regulation D, T, U and X" means Regulations D, T, U and X, respectively, of the Board of Governors as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Related Parties" means, with respect to any Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "Required Payment" has the meaning set forth in Section
3.7(a).

                  "Restatement Date" has the meaning set forth in Recital D.

                  "Restricted Payment" has the meaning set forth in Section 7.7.

                  "Revolving Commitment" means the commitment of the Lender to make Revolving Loans hereunder, expressed as an amount representing the maximum aggregate amount of the Revolving Credit Exposure permitted hereunder, as such commitment may be reduced or increased from time to time pursuant to Section
2.3. The initial amount of the Lender's Revolving Commitment is $10,000,000.

                  "Revolving Credit Exposure" means, at any time, the aggregate outstanding principal amount of the Revolving Loans at such time.

                  "Revolving Loan" means a loan referred to in Section 2.1(a) and made pursuant to Section 2.4.

                  "Revolving Maturity Date" means March 21, 2006, or such earlier date on which the Revolving Loans shall become due and payable, whether by acceleration or otherwise.

                  "SEC" means the Securities and Exchange Commission or any Governmental Authority succeeding to the functions thereof.

                  "Secured Hedging Agreement" means any Hedging Agreement entered into by the Borrower with the Lender (or an Affiliate thereof).

                  "Security Agreement" means the Amended and Restated Security Agreement, substantially in the form of Exhibit G, among the Borrower, the Subsidiary Guarantors and the Lender.

                  "Security Documents" means, collectively, (i) upon the execution and delivery thereof, the Security Agreement, (ii) each supplement to the Security Agreement executed and delivered pursuant to Section 6.9, (iii) each Foreign Pledge Agreement and (iv) all other instruments and documents delivered pursuant to Section 6.9 or 6.10 to secure any of the Obligations.

                  "Special Counsel" means Bryan Cave LLP, or such other counsel selected by the Lender as, special counsel to the Lender hereunder.

                  "Subsidiary" means, with respect to any Person (the "parent") at any date, any other Person (i) the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, (ii) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests or more than 50% of the profits or losses of which are, as of such date, owned, controlled or held by the parent or one or more subsidiaries of the parent. Unless otherwise qualified, all references to "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

                  "Subsidiary Guarantor" means each Domestic Subsidiary party to this Agreement, provided that the Excluded Subsidiaries shall not be Subsidiary Guarantors.

                  "Tax" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by a Governmental Authority, on whomsoever and wherever imposed, levied, collected, withheld or assessed.

                  "Term Commitment" means the commitment of the Lender to make the Term Loan hereunder. The amount of the Term Commitment on the Restatement Date is $10,000,000.

                  "Term Loan" means a loan referred to in Section 2.1(b) and made pursuant to Section 2.4.

                  "Term Maturity Date" means March 21, 2008.

                   "Transactions" means, collectively, (i) the transactions contemplated by the Loan Documents and (ii) the PC Acquisition.

                  "Type", when used in reference to a Loan or Advance, refers to whether the rate of interest on such Loan, or on the Loans comprising such Advance, is determined by reference to the Eurodollar Rate or the Alternate Base Rate.

                  "Unconsolidated Investment" means, as of any date, any investment made by the Borrower or any Subsidiary in any other Person that, pursuant to GAAP as in effect on such date, would not be consolidated with the Borrower for financial reporting purposes immediately after giving effect to such investment.

                  "United States" means the United States of America.

                  "Upfront Fee" has the meaning set forth in Section 3.2(b).

                  "Wholly Owned" means, with respect to any Subsidiary of any Person, 100% of the outstanding Capital Stock of such Subsidiary is owned, directly or indirectly, by such Person.

                  "Withdrawal Liability" means, with respect to any Person, liability of such Person to a Multiemployer Plan as a result of a complete or partial withdrawal from such

Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

Section 1.2.      Accounting Terms
                  -----------------

                  As used in the Loan Documents and in any certificate, opinion or other document made or delivered pursuant thereto, accounting terms not defined in Section 1.1, and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP. If any change in GAAP would affect the computation of any financial ratio or requirement set forth in this Agreement, the Lender and the Borrower shall negotiate in good faith to amend such ratio or requirement to reflect such change in GAAP, provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change and
(ii) the Borrower shall provide to the Lender financial statements and other documents required under this Agreement (or such other items as the Lender may reasonably request) setting forth a reconciliation between calculations of such ratio or requirement before and after giving effect to such change.

Section 1.3.      Rules of Interpretation
                  ------------------------

                  (a) Unless expressly provided in a Loan Document to the contrary, (i) the words "hereof", "herein", "hereto" and "hereunder" and similar words when used in each Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof, (ii) article, section, subsection, schedule and exhibit references contained therein shall refer to article, section, subsection, schedule and exhibit thereof or thereto, (iii) the words "include" and "including", shall mean that the same shall be "included, without limitation", (iv) any definition of, or reference to, any agreement, instrument, certificate or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (v) any reference herein to any Person shall be construed to include such Person's successors and assigns, (vi) the words "asset" and "property" shall be construed to have the same meaning and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (vii) words in the singular number include the plural, and words used therein in the plural include the singular,
(viii) any reference to a time shall refer to such time in New York, (ix) in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding", and (x) references therein to a fiscal period shall refer to that fiscal period of the Borrower.

                  (b) Article and Section headings have been inserted in the Loan Documents for convenience only and shall not be construed to be a part thereof.

     Section 1.4. Classification of Loans and Advances
                  ------------------------------------

                  For purposes of this Credit Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Advances may also be classified and referred to by Class (e.g., a "Revolving Advance") or by Type (e.g., a "Eurodollar Advance") or by Class and Type (e.g., a "Eurodollar Revolving Advance").

ARTICLE 2.        AMOUNT AND TERMS OF THE LOANS
                  -----------------------------

     Section 2.1. Loans
                  -----

                  (a) Subject to the terms and conditions hereof, the Lender agrees to make revolving credit loans in Dollars (each a "Revolving Loan" and collectively with all other Loans of the Lender, the "Revolving Loans") to the Borrower from time to time on any Business Day during the period from the Restatement Date to the Business Day proceeding the Revolving Maturity Date, provided that after giving effect thereto the Revolving Credit Exposure would not exceed the Revolving Commitment. During such period, the Borrower may borrow, prepay in whole or in part and reborrow under the Revolving Commitment, all in accordance with the terms and conditions of this Agreement. The outstanding principal balance of each Revolving Loan shall be due and payable on the Revolving Maturity Date.

                  (b) Subject to the terms and conditions hereof, the Lender agrees to make a term loan in Dollars (the "Term Loan") to the Borrower in a single draw on the Restatement Date in a principal amount not exceeding the Term Commitment. Any portion of the Term Loan which is prepaid or repaid may not be reborrowed. The outstanding principal balance of the Term Loan shall be due and payable on the Term Maturity Date. The Term Commitment shall be reduced to $0 at the close of business on the Restatement Date.

     Section 2.2. Procedure for Borrowing
                  ------------------------

                  (a) To request a Loan, the Borrower shall notify the Lender by the delivery of a Borrowing Request, which shall be sent by facsimile and shall be irrevocable (confirmed promptly, and in any event within five Business Days, by the delivery to the Lender of a Borrowing Request manually signed by the Borrower), no later than 11:00 a.m., three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Advances, and 11:00 a.m., one Business Day prior to the requested Borrowing Date, in the case of ABR Advances, specifying (A) the aggregate principal amount to be borrowed, (B) the requested Borrowing Date, (C) whether such Loan is to be a Revolving Loan or a Term Loan,
(D) whether such borrowing is to consist of one or more Eurodollar Advances, ABR Advances, or a combination thereof and (E) if the Loan is to consist of one or more Eurodollar Advances, the amount and length of the Interest Period for each Eurodollar Advance. The amount of each (i) Eurodollar Advance to be made on a Borrowing Date, when aggregated with all amounts to be converted to, or continued as, a Eurodollar Advance on such date and having the same Interest Period as such first Eurodollar Advance, shall equal the Minimum Amount and (ii) each ABR Advance made on each Borrowing Date shall equal the Minimum Amount or, if less, the unused portion of the Revolving Commitment.

                  (b) Subject to the satisfaction of the terms and conditions of this Agreement, the Lender shall on the requested Borrowing Date make available the proceeds of the requested Loan to the Borrower at the Payment Office by crediting the account of the Borrower on the books of the Lender at such office with said amount.

     Section 2.3. Termination and Reduction of Revolving Commitment
                  -------------------------------------------------

                  (a) Voluntary Termination or Reductions. The Borrower may, upon at least three Business Days' prior written notice to the Lender, (A) at any time when the Revolving Credit Exposure shall be zero, terminate the Revolving Commitment, and (B) at any time and from time to time when the Revolving Commitment shall exceed the Revolving Credit Exposure (after giving effect to any contemporaneous payment or payment of Revolving Loans), permanently reduce the Revolving Commitment by a sum not greater than the amount of such excess, provided, however, that each such partial reduction shall be in the amount of $1,000,000 or such amount plus a whole multiple of $500,000 in excess thereof.

                  (b) Reductions in General. Simultaneously with each reduction of the Revolving Commitment, the Borrower shall pay the Commitment Fee accrued on the amount by which the Revolving Commitment has been reduced.

                  (c) Mandatory Reductions. Unless previously terminated, the Revolving Commitment shall terminate on the Revolving Maturity Date.

     Section 2.4. Prepayments of the Loans
                  ------------------------

                  (a) Voluntary Prepayments. The Borrower shall have the right at any time and from time to time to prepay all or any portion of the Loans without premium or penalty (but subject to Section 3.5), by delivering to the Lender an irrevocable written notice thereof at least one Business Day prior to the proposed prepayment date, in the case of Loans consisting of ABR Advances, and at least three Business Days prior to the proposed prepayment date, in the case of Loans consisting of Eurodollar Advances, specifying whether the Loans to be prepaid consist of Revolving Loans or all or a portion of the Term Loan or ABR Advances, Eurodollar Advances, or a combination thereof, the amount to be prepaid and the date of prepayment, whereupon the amount specified in such notice shall be due and payable on the date specified. Each partial prepayment of the Loans pursuant to this subsection shall be in an amount equal to the Minimum Amount, or, if less, the outstanding principal balance of the Loans. After giving effect to any partial prepayment with respect to Eurodollar Advances which were made (whether as the result of a borrowing, a conversion or a continuation) on the same date and which had the same Interest Period, the outstanding principal balance of such Eurodollar Advances shall equal or exceed (subject to Section 3.3) the Minimum Amount.

                  (b) Mandatory Prepayments of Revolving Loans. Simultaneously with each reduction or termination of the Revolving Commitment, the Borrower shall prepay the Loans by an amount equal to the lesser of (i) the Revolving Credit Exposure, or (ii) the excess of the Revolving Credit Exposure over the Revolving Commitment as so reduced or terminated.

                  (c) Term Loan Amortization. On each date set forth below, the aggregate unpaid principal balance of the Term Loan shall be due and payable in the amount set forth below adjacent to such date under the heading "Amount":


       =================================================================================================
                 DATE                  AMOUNT                  DATE                     AMOUNT

       -------------------------------------------------------------------------------------------------
            June 30, 2003             $500,000           December 31, 2005             $500,000
       -------------------------------------------------------------------------------------------------
          September 30, 2003          $500,000            March 31, 2006               $500,000
       -------------------------------------------------------------------------------------------------
          December 31, 2003           $500,000             June 30, 2006               $500,000
       -------------------------------------------------------------------------------------------------
            March 31, 2004            $500,000          September 30, 2006             $500,000
       -------------------------------------------------------------------------------------------------
            June 30, 2004             $500,000           December 31, 2006             $500,000
       -------------------------------------------------------------------------------------------------
          September 30, 2004          $500,000            March 31, 2007               $500,000
       -------------------------------------------------------------------------------------------------
          December 31, 2004           $500,000             June 30, 2007               $500,000
       -------------------------------------------------------------------------------------------------
            March 31, 2005            $500,000          September 30, 2007             $500,000
       -------------------------------------------------------------------------------------------------
            June 30, 2005             $500,000           December 31, 2007             $500,000
       -------------------------------------------------------------------------------------------------
          September 30, 2005          $500,000          Term Maturity Date             $500,000
       =================================================================================================


                  (d) In General. Simultaneously with each prepayment of a Loan, the Borrower shall prepay all accrued interest on the amount prepaid through the date of prepayment. Each prepayment of the Term Loan shall be applied to the remaining installments of principal required under Section 2.4(d), in the inverse order of maturity.

     Section 2.5. Payments; Set-Off
                  -----------------

                  (a) Payments. Except as provided below, all payments, including prepayments, of principal and interest on the Loans, the Commitment Fee, the Upfront Fee and of all other amounts to be paid by the Borrower under the Loan Documents, (the Commitment Fee, the Upfront Fee together with all of such other fees, being sometimes hereinafter collectively referred to as the "Fees") shall be made to the Lender, prior to 1:00 p.m. on the date such payment is due at the Payment Office, in Dollars and in immediately available funds, without set-off, offset, recoupment or counterclaim. The failure of the Borrower to make any such payment by such time shall not constitute a Default, provided that such payment is made on such due date, but any such payment made after 1:00 p.m. on such due date shall be deemed to have been made on the next Business Day for the purpose of calculating interest on the Loans. If any payment under the Loan Documents shall be due and payable on a day which is not a Business Day, the due date thereof (except as otherwise provided with respect to Interest Periods) shall be extended to the next Business Day and (except with respect to payments in respect of the Fees) interest shall be payable at the applicable rate specified herein during such extension, provided, however, that if such next Business Day would be after the Revolving Maturity Date or the Term Maturity Date, as applicable, such payment shall instead be due on the immediately preceding Business Day.

                  (b) Set-Off. In addition to any rights and remedies of the Lender provided by law, upon the occurrence of an Event of Default and the acceleration of the obligations owing in connection with the Loan Documents, or at any time upon the occurrence and during the continuance of an Event of Default under Sections 8.1(a) or (b), the Lender shall have the right, without prior notice to the Borrower or any other Loan Party, any such notice being expressly waived by the Borrower and each other Loan Party to the extent not prohibited by applicable law, to set-off and apply against any indebtedness, whether matured or unmatured, of the Borrower or such other Loan Party, as the case may be, to the Lender any amount owing from the Lender to the Borrower or such other Loan Party, as the case may be, at, or at any time after, the happening of any of the above-mentioned events. To the extent not prohibited by applicable law, the aforesaid right of set-off may be exercised by the Lender against the Borrower or such other Loan Party, as the case may be, or against any trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of the Borrower or such other Loan Party, as the case may be, or against anyone else claiming through or against the Borrower or such other Loan Party, as the case may be, or such trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by the Lender prior to the making, filing or issuance, or service upon the Lender of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. The Lender agrees promptly to notify the Borrower after any such set-off and application made by the Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

ARTICLE 3.     INTEREST, FEES, YIELD PROTECTIONS, ETC.
               ---------------------------------------

     Section 3.1. Interest Rate and Payment Dates
                  -------------------------------

                  (a) Advances. Each (i) ABR Advance shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin and
(ii) Eurodollar Advance shall bear interest at a rate per annum equal to the Eurodollar Rate for the applicable Interest Period plus the Applicable Margin.

                  (b) Event of Default; Late Charges. Notwithstanding the foregoing, after the occurrence and during the continuance of an Event of Default under Section 8.1(a) or 8.1(b), the outstanding principal balance of the Loans shall bear interest at a rate per annum equal to 2% plus the rate otherwise applicable thereto as provided in subsection (a) above. If any interest, Fee or other amount payable under the Loan Documents is not paid when due (whether at the stated maturity thereof, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the Alternate Base Rate plus 2%, from the date of such nonpayment until paid in full (whether before or after the entry of a judgment thereon). All such interest shall be payable on demand.

                  (c) Payment of Interest. Except as otherwise provided in subsection (b) above, interest shall be payable in arrears on the following dates and upon each payment (including prepayment) of the Loans:

                            (i) in the case of an ABR Advance, on the last Business Day of each March, June, September and December commencing on the first of such days to occur after such ABR Advance is made or any Eurodollar Advance is converted to an ABR Advance;

                            (ii) in the case of a Eurodollar Advance, on the last day of the Interest Period applicable thereto and, if such Interest Period is longer than three months, the last Business Day of each three month interval occurring during such Interest Period; and

                            (iii) in the case of all Advances comprising a Revolving Loan, the Revolving Maturity Date, and in the case of all Advances comprising the Term Loan, the Term Maturity Date.

                  (d) Computations. Interest on (i) ABR Advances to the extent based on the Prime Rate shall be calculated on the basis of a 365 or 366-day year (as the case may be), and (ii) ABR Advances to the extent based on the Federal Funds Effective Rate and on Eurodollar Advances shall be calculated on the basis of a 360-day year, in each case, for the actual number of days elapsed. The Lender shall, as soon as practicable, notify the Borrower of the effective date and the amount of each such change in the Prime Rate, but any failure to so notify shall not in any manner affect the obligation of the Borrower to pay interest on the Loans in the amounts and on the dates required. Each determination of a rate of interest by the Lender pursuant to the Loan Documents shall be conclusive and binding on all parties hereto absent manifest error. The Borrower acknowledges that to the extent interest payable on ABR Advances is based on the Prime Rate, such rate is only one of the bases for computing interest on loans made by the Lender, and by basing interest payable on ABR Advances on the Prime Rate, the Lender has not committed to charge, and the Borrower has not in any way bargained for, interest based on a lower or the lowest rate at which the Lender may now or in the future make loans to other borrowers.

     Section 3.2. Fees
                  ----
                  (a) Commitment Fee. The Borrower agrees to pay to the Lender, a fee (the "Commitment Fee"), during the period from the Restatement Date through the Business Day immediately preceding the Revolving Maturity Date, at a rate per annum equal to the Applicable Margin on the average daily unused Revolving Commitment. The Commitment Fee shall be payable (i) quarterly in arrears on the last Business Day of each March, June, September and December during such period, commencing on the first such day following the Restatement Date, (ii) on the date of any reduction in the Revolving Commitment (to the extent of such reduction) and (iii) on the Revolving Maturity Date. The Commitment Fee shall be calculated on the basis of a 360 day year, as the case may be, for the actual number of days elapsed.

(b) Upfront Fee. The Borrower agrees to pay to the Lender on the Restatement Date, an upfront fee (the "Upfront Fee"), in an amount equal to 0.50% of the Commitments.

     Section 3.3. Conversions
                  ------------

                  (a) The Borrower may elect from time to time to convert one or more Eurodollar Advances to ABR Advances by giving the Lender at least one Business Day's prior irrevocable notice of such election, specifying the amount to be converted, provided, that any such conversion of Eurodollar Advances shall only be made on the last day of the Interest Period applicable thereto. In addition, the Borrower may elect from time to time to (i) convert ABR Advances comprising all or a portion of Loans of any Class to Eurodollar Advances and
(ii) continue Eurodollar Advances as new Eurodollar Advances by selecting a new Interest Period therefor, in each case by giving the Lender at least three Business Days' prior irrevocable notice of such election, in the case of a conversion to, or continuation of, Eurodollar Advances, specifying the amount to be so converted or continued and the initial Interest Period relating thereto, provided that any such conversion of ABR Advances to Eurodollar Advances shall only be made on a Business Day and any such continuation of Eurodollar Advances as new Eurodollar Advances shall only be made on the last day of the Interest Period applicable to the Eurodollar Advances which are to be continued as such new Eurodollar Advances. Each such notice (a "Notice of Conversion") shall be substantially in the form of Exhibit C, shall be irrevocable and shall be given by facsimile (confirmed promptly, and in any event within five Business Days, by the delivery to the Lender of a Notice of Conversion manually signed by the Borrower). Advances may be converted or continued pursuant to this Section 3.3 in whole or in part, provided that the amount to be converted to, or continued as, each Eurodollar Advance, when aggregated with any Eurodollar Advance to be made on such date in accordance with Section 2.2 and having the same Interest Period as such first Eurodollar Advance, shall equal the Minimum Amount.

                  (b) Notwithstanding anything in this Agreement to the contrary, upon the occurrence and during the continuance of an Event of Default, the Borrower shall have no right to elect to convert any existing ABR Advance to a new Eurodollar Advance or to continue any existing Eurodollar Advance as a new Eurodollar Advance. In such event, all ABR Advances shall be automatically continued as ABR Advances and all Eurodollar Advances shall be automatically converted to ABR Advances on the last day of the Interest Period applicable to such Eurodollar Advance.

                  (c) Each conversion or continuation shall be effected by the Lender by applying the proceeds of the new ABR Advance or Eurodollar Advance, as the case may be, to the Advances (or portion thereof) being converted (it being understood that any such conversion or continuation shall not constitute a borrowing for purposes of Article 4).

     Section 3.4. Concerning Interest Periods
                  ----------------------------

                  (a) No Interest Period in respect of a Eurodollar Advance comprising all or a portion of (i) a Revolving Loan shall end after the Revolving Maturity Date or (ii) the Term Loan shall end after the Term Maturity Date.

                  (b) Any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

                  (c) If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day.

                  (d) If the Borrower shall have failed to timely elect a Eurodollar Advance under Section 3.3 in connection with any conversion to, or continuation of, a Eurodollar Advance, such Advance requested to be converted to, or continued as, a Eurodollar Advance shall thereafter be an ABR Advance until such time, if any, as the Borrower shall elect a new Eurodollar Advance pursuant to Section 3.3.

                  (e) The Borrower shall not be permitted to have more than eight Eurodollar Advances outstanding at any one time.

     Section 3.5. Funding Loss
                  ------------

                  Notwithstanding anything contained herein to the contrary, if the Borrower shall fail to borrow, convert or continue a Eurodollar Advance on a Borrowing Date or a Conversion Date after it shall have given notice to do so in which it shall have requested a Eurodollar Advance, or if a Eurodollar Advance shall be terminated for any reason prior to the last day of the Interest Period applicable thereto, or if, while a Eurodollar Advance is outstanding, any repayment or prepayment of such Eurodollar Advance is made for any reason (including as a result of acceleration or illegality) on a date which is prior to the last day of the Interest Period applicable thereto, the Borrower agrees to indemnify the Lender against, and to pay on demand to the Lender the amount (calculated by the Lender using any reasonable method chosen by it which is customarily used by it for such purpose) equal to any loss or out-of-pocket expense suffered by the Lender as a result of such failure to convert, or continue, or such termination, repayment or prepayment, including any loss, cost or expense suffered by the Lender in liquidating or employing deposits acquired to fund or maintain the funding of such Eurodollar Advance or redeploying funds prepaid or repaid, in amounts which correspond to such Eurodollar Advance and any reasonable internal processing charge customarily charged by the Lender in connection therewith.

     Section 3.6. Increased Costs; Illegality, etc.
                  ---------------------------------

                  (a) Increased Costs. If any Change in Law shall impose, modify or make applicable any reserve, special deposit, compulsory loan, assessment, increased cost or similar requirement against assets held by, or deposits of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Lender in respect of its Eurodollar Advances which is not otherwise included in the determination of a Eurodollar Rate and the result thereof is to increase the cost to the Lender of making, renewing, converting or maintaining its Eurodollar Advances or its commitment to make such Eurodollar Advances, or to reduce any amount receivable under the Loan Documents in respect of its Eurodollar Advances, then, in any such case, the Borrower shall pay the Lender such additional amounts as is sufficient to compensate the Lender for such additional cost or reduction in such amount receivable which the Lender deems to be material (as determined by the Lender.)

                  (b) Capital Adequacy. If the Lender determines that any Change in Law relating to capital requirements has or would have the effect of reducing the rate of return on the Lender's capital or on the capital of the Lender's holding company on the Loans to a level below that which the Lender (or its holding company) would have achieved or would thereafter be able to achieve but for such Change in Law (after taking into account the Lender's (or such holding company's) policies regarding capital adequacy), the Borrower shall pay to the Lender (or such holding company) such additional amount or amounts as will compensate the Lender (or such holding company) for such reduction.

                  (c) Illegality. Notwithstanding any other provision hereof, if the Lender shall reasonably determine that any law, regulation, treaty or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for it to make or maintain any Eurodollar Advance as contemplated by this Agreement, the Lender shall promptly notify the Borrower thereof, and (i) the commitment of the Lender to make such Eurodollar Advances or convert ABR Advances to Eurodollar Advances shall forthwith be suspended, (ii) the Lender shall fund each requested Eurodollar Advance as an ABR Advance and (iii) the portion of the Loans then outstanding as such Eurodollar Advances, if any, shall be converted automatically to ABR Advances on the last day of the then current Interest Period applicable thereto or at such earlier time as may be required by law. The commitment of the Lender with respect to Eurodollar Advances shall be suspended until the Lender shall notify the Borrower that the circumstances causing such suspension no longer exist. Upon receipt of such notice by the Borrower, the Lender's commitment to make or maintain Eurodollar Advances shall be reinstated.

                  (d) Substituted Interest Rate. In the event that the Lender shall have determined (which determination shall be conclusive and binding upon the Borrower) that (i) by reason of circumstances affecting the interbank eurodollar market either adequate and reasonable means do not exist for ascertaining the Eurodollar Rate applicable pursuant to Section 3.1 or (ii) the applicable Eurodollar Rate will not adequately and fairly reflect the cost to the Lender of maintaining or funding loans bearing interest based on such Eurodollar Rate, with respect to any portion of the Loans that the Borrower has requested be made as Eurodollar Advances or Eurodollar Advances that will result from the requested conversion or continuation of any portion of the Advances into or of Eurodollar Advances (each, an "Affected Advance"), the Lender shall promptly notify the Borrower (by telephone or otherwise, to be promptly confirmed in writing) of such determination, on or, to the extent practicable, prior to the requested Conversion Date for such Affected Advances. If the Lender shall give such notice, (a) any Affected Advances shall be made as ABR Advances, (b) the Advances (or any portion thereof) that were to have been converted to Affected Advances shall be converted to ABR Advances and (c) any outstanding Affected Advances shall be converted, on the last day of the then current Interest Period with respect thereto, to ABR Advances. Until any notice under clauses (i) or (ii), as the case may be, of this subsection (d) has been withdrawn by the Lender, no further Eurodollar Advances shall be required to be made by the Lender, nor shall the Borrower have the right to convert all or any portion of the Loans to Eurodollar Advances.

                  (e) Payment; Certificates. Each payment pursuant to subsections (a) or (b) above shall be made within 10 days after demand therefor, which demand shall be accompanied by a certificate of the Lender demanding such payment setting forth the calculations of the additional amounts payable pursuant thereto. Each such certificate shall be presumptively correct absent manifest error. No failure by the Lender to demand, and no delay in demanding, compensation for any increased cost shall constitute a waiver of its right to demand such compensation at any time. Failure or delay on the part of the Lender to demand compensation pursuant to this Section shall not constitute a waiver of the Lender's right to demand such compensation; provided that the Borrower shall not be required to compensate the Lender pursuant to this Section for any increased costs or reductions incurred more than 90 days prior to the date that the Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of the Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof.

     Section 3.7. Taxes
                  -----

                  (a) Payments Free of Taxes. All payments by or on account of the Borrower under any Loan Document to or for the account of the Lender shall be made free and clear of, and without any deduction or withholding for or on account of, any and all present or future Indemnified Taxes or Other Taxes, provided that if the Borrower or any other Person is required by any law, rule, regulation, order, directive, treaty or guideline to make any deduction or withholding in respect of such Indemnified Tax or Other Tax from any amount required to be paid by the Borrower to or on behalf of the Lender under any Loan Document (each, a "Required Payment"), then (i) the Borrower shall notify the Lender of any such requirement or any change in any such requirement as soon as the Borrower becomes aware thereof, (ii) the Borrower shall pay such Indemnified Tax or Other Tax prior to the date on which penalties attach thereto, such payment to be made (to the extent that the liability to pay is imposed on the Borrower) for its own account or (to the extent that the liability to pay is imposed on the Lender) on behalf and in the name of the Lender, (iii) the Borrower shall pay to the Lender an additional amount such that the Lender shall receive on the due date therefor an amount equal to the Required Payment had no such deduction or withholding been made or required, and (iv) the Borrower shall, within 30 days after paying such Indemnified Tax or Other Tax, deliver to the Lender satisfactory evidence of such payment to the relevant Governmental Authority.

                  (b) Reimbursement for Taxes and Other Taxes Paid by the Lender. The Borrower shall reimburse the Lender, within ten days after written demand therefor, for the full amount of all Indemnified Taxes or Other Taxes paid by the Lender on or with respect to any payment by or on account of any obligation of the Borrower under the Loan Documents (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 3.7) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto (other than any such penalties, interest or expenses that are incurred by the Lender's unreasonably taking or omitting to take action with respect to such Indemnified Taxes or Other Taxes), whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by the Lender shall be presumptively correct absent manifest error. In the event that the Lender determines that it received a refund or credit for Indemnified Taxes or Other Taxes paid, or expenses reimbursed, by the Borrower under this Section 3.7, the Lender shall promptly notify the Borrower of such fact and shall remit to the Borrower the amount of such refund or credit.

     Section 3.8. Changes of Lending Offices
                  ---------------------------

                  If the Lender (or its holding company, if any) requests compensation under Section 3.6(a) or (b) or if the Borrower is required to pay an additional amount to the Lender or any Governmental Authority for the account of the Lender pursuant to Section 3.7, the Lender will, upon the request of the Borrower, use reasonable efforts (subject to its overall policy considerations) to designate a different lending office for funding or booking the Loans or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in its good faith judgment, such designation or assignment
(i) would eliminate or reduce future amounts payable under Section 3.6(a) or (b) or Section 3.7, as the case may be, (ii) would not subject the Lender to any unreimbursed cost or expense and (iii) would not otherwise be disadvantageous to the Lender. The Borrower agrees to pay the reasonable costs and expenses incurred in connection with any such designation or assignment and the Lender agrees that no assignment fee shall be payable to it pursuant to Section 9.5(b) in connection therewith. Nothing in this Section 3.7 shall affect or postpone any of the obligations of the Borrower to make the payments required to the Lender under Section 3.6(a) or (b) or Section 3.7, incurred prior to any such designation or assignment.

Article 4.        REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants to the Lender as follows:

     Section 4.1. Organization and Power
                  -----------------------

                  Each of the Borrower and each Subsidiary (i) is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own its property and to carry on its business as now conducted, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted therein or the property owned by it therein makes such qualification necessary, except where such failure to qualify or be in good standing, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse effect.

     Section 4.2. Authorization; Enforceability
                  -----------------------------

                  The Transactions are within the corporate, partnership or other analogous powers of each of the Borrower and each Subsidiary party thereto and have been duly authorized by its Managing Person and, if required, by any other Person including holders of its Capital Stock. Each Loan Document has been validly executed and delivered by each Loan Party thereto and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     Section 4.3. Governmental Approvals; No Conflicts
                  -------------------------------------

                  The Transactions (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law, rule or regulation or any order of any Governmental Authority applicable to the Borrower or any Subsidiary, which violation would reasonably be expected to have a Material Adverse effect, (iii) will not violate the Organizational Documents of the Borrower or any Subsidiary, (iv) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any Subsidiary or their assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any Subsidiary which defaults or payments individually or in the aggregate would reasonably be expected to result in a Material Adverse effect, and (v) will not result in the creation or imposition of any Lien on any asset of the Borrower or any Subsidiary other than Permitted Liens.

     Section 4.4. Financial Condition; No Material Adverse Change
                  -----------------------------------------------

(a)      The Borrower has heretofore furnished to the Lender:

                            (i) a copy of its Form 10-K for the fiscal year ended December 31, 2001, containing the audited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as of December 31, 2001 and December 31, 2000, and the related consolidated statements of income and stockholder's equity and cash flows for the periods then ended; and

                            (ii) the consolidating balance sheets of the Borrower and the Subsidiaries and the related consolidating statements of income, stockholders equity and cash flows as of and for the fiscal year ended December 31, 2001, certified by a Financial Officer.

                  Such financial statements present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of the Borrower and its Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the quarterly statements referred to above. Except as fully reflected in such financial statements, there are no material liabilities or obligations with respect to the Borrower or any Subsidiary of any nature whatsoever (whether absolute, contingent or otherwise and whether or not due) which are required by GAAP to be disclosed in such financial statements.

                  (b) Since December 31, 2001, except for the Transactions, each of the Borrower and each Subsidiary has conducted its business only in the ordinary course and there has been no Material Adverse change.

     Section 4.5. Properties
                  -----------

                  (a) Except as set forth on Schedule 4.5, each of the Borrower and each Subsidiary has good and marketable title to, or valid leasehold interests in, all of its property, real and personal, material to its business, subject to no Liens, except Permitted Liens and except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

                  (b) Except as set forth on Schedule 4.5, each of the Borrower and each Subsidiary owns or is licensed to use all patents, trademarks, tradenames, copyrights and other intellectual property material to its business, and the use thereof by the Borrower or any Subsidiary does conflict with or infringe upon the valid rights of others, except for any such conflicts or infringements that individually or in the aggregate, would not reasonably be expected to result in a Material Adverse effect.

          Section 4.6. Litigation
                       ----------

                  Except as set forth on Schedule 4.6, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority (whether purportedly on behalf of the Borrower or any Subsidiary) pending or, to the knowledge of the Borrower, threatened against the Borrower or any Subsidiary, or maintained by the Borrower or any Subsidiary or which may affect the property of the Borrower or any Subsidiary, (i) that, in the good faith opinion of the Borrower, would reasonably be expected to have an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse effect or (ii) that involve any of the Transactions.

     Section 4.7. Environmental Matters
                  ---------------------

                  Except as set forth on Schedule 4.7 and except with respect to any other matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse effect, neither the Borrower nor any Subsidiary has (i) received written notice or otherwise learned of any claim, demand, action, event, condition, report or investigation indicating or concerning any potential or actual liability which individually or in the aggregate would reasonably be expected to result in a Material Adverse effect, arising in connection with any non-compliance with or violation of the requirements of any applicable laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Substance (as defined below) or to health and safety matters (collectively, "Environmental Laws"), (ii) to the best knowledge of the Borrower, any threatened or actual liability in connection with the release or threatened release of any Hazardous Substance into the environment which individually or in the aggregate would reasonably be expected to result in a Material Adverse effect, (iii) received notice of any federal or state investigation evaluating whether any remedial action is needed to respond to a release or threatened release of any Hazardous Substance into the environment for which the Borrower or any of its Subsidiaries is or would be liable, which liability would reasonably be expected to result in a Material Adverse effect, or (iv) has received notice that the Borrower or any of its Subsidiaries is or may be liable to any Person under any Environmental Law, which liability would reasonably be expected to result in a Material Adverse effect. Each of the Borrower and each of its Subsidiaries is in compliance with the financial responsibility requirements of Environmental Laws to the extent applicable, except in those cases in which the failure so to comply would not reasonably be expected to result in a Material Adverse effect. For purposes hereof, "Hazardous Substance" shall mean any hazardous or toxic substance, material, waste or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, radioactive materials or any other substance or waste regulated pursuant to any Environmental Law.

     Section 4.8. Compliance with Laws and Agreements; No Default
                  -----------------------------------------------

                  Each of the Borrower and each Subsidiary is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse effect.

     Section 4.9. Investment Companies and other Regulated Entities
                  --------------------------------------------------

                  None of the Borrower, any Subsidiary nor any Person controlled by, controlling, or under common control with, the Borrower or any Subsidiary, is (i) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, (ii) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935 or the Federal Power Act, as amended, or (iii) subject to any statute or regulation which prohibits or restricts the incurrence of Indebtedness for borrowed money, including statutes or regulations relative to common or contract carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

     Section 4.10. Federal Reserve Regulations
                   ---------------------------

                  (a) Neither the Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. After giving effect to the Transactions and the making of the Loans, Margin Stock will constitute less than 25% of the consolidated assets (as determined by any reasonable method) of the Borrower and the Subsidiaries.

                  (b) No part of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of Regulation U or X.

     Section 4.11. ERISA
                   -----

                  Each Pension Plan is in compliance with ERISA and the Code, where applicable, in all material respects and no ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse effect. The present value of all accumulated benefit obligations under each Pension Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No.
87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $0 the fair market value of the assets of such Pension Plan, and the present value of all accumulated benefit obligations of all underfunded Pension Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $0 the fair market value of the assets of all such underfunded Pension Plans.

     Section 4.12. Taxes
                   -----

                  Each of the Borrower and each Subsidiary has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid, or caused to be paid, all Taxes required to have been paid by it except (i) Taxes being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves, and (ii) to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse effect.

     Section 4.13. Subsidiaries
                   ------------

                  As of the Restatement Date, (i) the Borrower has only the Subsidiaries set forth on, and the authorized, issued and outstanding Capital Stock of the Borrower and the Subsidiaries and each Subsidiary's jurisdiction of incorporation or organization is as set forth on, Schedule 4.13, which Schedule identifies those Subsidiaries which are Material Foreign Subsidiaries and (ii) the ownership interests in each Subsidiary of the Borrower are duly authorized, validly issued, fully paid and nonassessable and are owned beneficially and of record by the Persons set forth on such Schedule 4.13, free and clear of all Liens (other than Permitted Liens). Except as set forth on Schedule 4.13, none of the Subsidiaries (other than the Excluded Subsidiaries) has issued any securities convertible into, or options or warrants for, any common or preferred equity securities thereof and there are no agreements, voting trusts or understandings binding upon the Borrower or any Subsidiary (other than the Excluded Subsidiaries) with respect to the voting securities of the Borrower or any Subsidiary (other than the Excluded Subsidiaries) or affecting in any manner the sale, pledge, assignment or other disposition thereof, including any right of first refusal, option, redemption, call or other right with respect thereto, whether similar or dissimilar to any of the foregoing. None of the Excluded Subsidiaries (other than Bel Delaware LLC referred to in clause (i) of the definition thereof) is engaged in the active conduct of a trade or business or holds any assets (other than immaterial assets).

     Section 4.14. Absence of Certain Restrictions
                   -------------------------------

                  No indenture, certificate of designation for preferred stock, agreement or instrument to which the Borrower or any Subsidiary is a party (other than this Agreement), prohibits or limits in any way, directly or indirectly the ability of any Subsidiary to make Restricted Payments or loans to, to make any advance on behalf of, or to repay any Indebtedness to, the Borrower or to another Subsidiary.

     Section 4.15. Labor Relations
                   ---------------
                  As of the Restatement Date, there are no material controversies pending between the Borrower or any Subsidiary and its employees which might result in a Material Adverse effect.

     Section 4.16. Insurance
                   ---------

                  Schedule 4.16 sets forth a description of all insurance maintained by or on behalf of the Borrower and the Subsidiaries as of the Restatement Date. As of the Restatement Date, all premiums in respect of such insurance that are due and payable have been paid.

     Section 4.17. Financial Condition
                   --------------------

                  On the Restatement Date and after giving affect to the consummation of the Transactions, neither the Borrower nor any Subsidiary Guarantor is Insolvent.

     Section 4.18. Security Documents
                   ------------------

                  (a) The Security Agreement is effective to create in favor of the Lender, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) including the Pledged Securities (as defined in the Security Agreement) and, when (i) the pledged property constituting such Collateral is delivered to the Lender, (ii) the financing statements in appropriate form are filed in the offices specified on Schedule 3.1(a)(v) to the Security Agreement and (iii) all other applicable filings under the Uniform Commercial Code or otherwise that are required under the Loan Documents are made, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such

Collateral (other than the Intellectual Property (as defined in the Security Agreement)), in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 7.2.

                  (b) Each Foreign Pledge Agreement, when executed and delivered as provided herein, will be effective to create in favor of the Lender, a legal, valid, binding and enforceable first ranking security interest on the collateral described therein as security for the Obligations. In the case of any Capital Stock pledged or charged to the Lender under a Foreign Pledge Agreement, when any share certificates representing such Capital Stock are delivered to the Lender together with a completed and executed stock transfer form (either executed in blank or in the name of the Lender) or with an effective transfer certificate, such Foreign Pledge Agreement shall constitute an equitable charge on all right, title and interest of the pledgor thereunder in such collateral, as security for the Obligations, prior and superior to the Lien or right of any other Person.

     Section 4.19. No Misrepresentation
                   ---------------------

                  No certificate or report from time to time furnished by any of the Loan Parties in connection with the Transactions contains or will contain a misstatement of material fact, or omits or will omit to state a material fact required to be stated in order to make the statements therein contained not misleading in the light of the circumstances under which made, provided that any projections or pro-forma financial information contained therein are based upon good faith estimates and assumptions believed by the Borrower to be reasonable at the time made, it being recognized by the Lender that such projections as to future events are not to be viewed as facts, and that actual results during the period or periods covered thereby may differ from the projected results.

ARTICLE 5.        CONDITIONS

     Section 5.1. Restatement Date
                  ----------------

                  The obligations of the Lender to make Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.1):

                  (a) The Lender shall have received a certificate, dated the Restatement Date, of the Secretary or Assistant Secretary or other analogous counterpart of each Loan Party:

                            (i) attaching a true and complete copy of the resolutions of its Managing Person and of all other documents evidencing all necessary corporate, partnership or other action (in form and substance satisfactory to the Lender) taken to authorize the Loan Documents to which it is a party and the transactions contemplated thereby;

                            (ii) attaching a true and complete copy of its Organizational Documents;

                            (iii) setting forth the incumbency of its officer or officers (or other analogous counterpart) who may sign the Loan Documents, including therein a signature specimen of such officer or officers (or other analogous counterpart); and

                            (iv) attaching a certificate of good standing of the Secretary of State of the jurisdiction of its formation and of each other jurisdiction in which it is qualified to do business.

                  (b) The Lender (or Special Counsel) shall have received, in respect of each Person listed on the signature pages of this Agreement, either
(i) a counterpart signature page hereof signed on behalf of such Person, or (ii) written evidence satisfactory to the Lender (which may include a facsimile transmission of a signed signature page of this Agreement) that a counterpart signature page hereof has been signed on behalf of such Person.

                  (c) The Lender shall have received the Note, dated the Restatement Date, duly executed by a duly authorized officer of the Borrower.

                  (d) The Lender shall have received a favorable opinion of Lowenstein, Sandler PC, special counsel to the Loan Parties, addressed to the Lender, dated the Restatement Date, and in form and substance satisfactory to the Lender.

                  (e) The Lender (or Special Counsel) shall have received a counterpart of the Security Agreement, dated the date hereof, signed by the Borrower and each other Loan Party thereto (or a facsimile of a signature page thereof signed by the Borrower) together with the following:

                            (i) any certificated securities representing shares of Capital Stock or other similar interests owned by or on behalf of any Loan Party constituting Collateral as of the Restatement Date after giving effect to the Transactions (to the extent not heretofore delivered to the Lender or subject to the provisions of Section 6.12);

                            (ii) any promissory notes and other instruments evidencing all loans, advances and other debt owed or owing to any Loan Party constituting Collateral as of the Restatement Date after giving effect to the Transactions;

                            (iii) stock powers and instruments of transfer, endorsed in blank, with respect to such certificated securities, promissory notes and other instruments;

                            (iv) all instruments and other documents, including UCC financing statements or amendments thereto, required by law or reasonably requested by the Lender to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement; and

                            (v) results of a search of the UCC (or equivalent) filings made and tax and judgment lien searches with respect to the Loan Parties in the jurisdictions contemplated by the Security Agreement and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Lender that the Liens indicated by such financing statements (or similar documents) are permitted by Section 7.2 or have been released.

                  (f) PC Acquisition.

                            (i) Each of the conditions precedent contained in the PC Acquisition Documents to the consummation of the PC Acquisition shall have been satisfied (with no waiver of any condition thereof without the prior written consent of the Lender), and the PC Acquisition shall have been consummated in accordance with the terms of the PC Acquisition Documents (with no amendment, supplement or other modification to any term or provision contained therein without the prior written consent of the Lender) and all applicable laws, governmental policies, rules and regulations.

                            (ii) The Lender shall have received a court certified copy of the Approval Order, which shall be a Final Order and shall be satisfactory to the Lender.

                            (iii) The Lender shall have received a certificate, dated the Restatement Date and signed on the Borrower's behalf by the president, any vice president or other executive officer of the Borrower reasonably satisfactory to the Lender, (A) to each of the foregoing effects and (B) attaching a true, complete and correct copy of each PC Acquisition Document, which shall be in form and substance satisfactory to the Lender.

                  (g) All approvals and consents of all Persons required to be obtained in connection with the consummation of the Transactions have been obtained, all required notices have been given and all required waiting periods have expired and the Lender shall have received a certificate of an officer of the Borrower to such effect.

                  (h) The Lender shall have received a certificate, signed by a Financial Officer of the Borrower, in all respects reasonably satisfactory to the Lender, dated the Restatement Date:

                            (i) certifying that on the Restatement Date and after giving effect to the making of the Loans and the consummation of the Transactions (i) no Default shall have occurred or be continuing and (ii) the representations and warranties contained in the Loan Documents are true and correct;

                            (ii) certifying that the Borrower is in compliance with all covenants set forth in Section 7.14 on a pro-forma basis after giving effect to the Transactions and attaching a copy of a pro-forma consolidated balance sheet of the Borrower utilized for purposes of preparing such Compliance Certificate, which pro-forma consolidated balance sheet presents the Borrower's good faith estimate of its pro-forma consolidated financial condition at the date thereof, after giving effect to the Transactions; and

                            (iii) setting forth the Leverage Ratio on the Restatement Date and after giving effect to the Transactions, including calculations in reasonable detail, provided, however, for purposes of calculating the Leverage Ratio, Consolidated EBITDA for the four quarters ended December 31, 2002 shall be used.

                  (i) The Lender shall have received all fees and other amounts due and payable to the Lender under the Loan Documents on or prior to the Restatement Date, including, to the extent invoiced, reimbursement or payment of the fees and disbursements of Special Counsel and all other out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

                  (j) The Lender shall have received a Certificate of Dissolution of Bel Hybrids and Magnetics, Inc. certified by the Secretary of State of the State of Indiana.

                  (k) The Lender shall have received such other documents, each in form and substance reasonably satisfactory to it, as it shall reasonably request.

     Section 5.2. Each Borrowing
                  --------------

                  The obligation of the Lender to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

                  (a) The representations and warranties of each Loan Party set forth in each Loan Document shall be true and correct on and as of the date of such Borrowing.

                  (b) At the time of and immediately after giving effect to such Borrowing, no Default shall have occurred and be continuing.

                  (c) The Lender shall have received a Borrowing Request and such other documentation and assurances as shall be reasonably required by it in connection therewith.

Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

ARTICLE 6.        AFFIRMATIVE COVENANTS

         The Borrower agrees that (unless otherwise consented to in writing by the Lender pursuant to Section 9.1) until the Commitments have expired or been terminated and the principal of, and interest on the Loans, all Fees and all other amounts payable under the Loan Documents shall have been paid in full:

     Section 6.1. Financial Statements and Information
                  -------------------------------------

                  The Borrower shall furnish or cause to be furnished to the
Lender:

                  (a) within 90 days after the end of each fiscal year:

                            (i) a copy of the Borrower's Annual Report on Form 10-K in respect of such fiscal year, together with the financial statements required to be attached thereto, which statements above shall be audited and reported on by the Accountants (without (x) a "going concern" or like qualification or exception, (y) any qualification or exception as to the scope of such audit or (z) any exception or qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause the Borrower to be in default of any of its obligations under Section 7.14 (each, an "Impermissible Qualification")) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; and

                            (ii) a copy of its unaudited consolidating balance sheet and related unaudited statements of income, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidating basis in accordance with GAAP consistently applied, subject to the absence of footnotes, together with a schedule of other financial information consisting of consolidating or combining details in columnar form with such consolidating Subsidiaries separately identified, in accordance with GAAP consistently applied;

                  (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year:

                            (i) a copy of the Borrower's Quarterly Report on Form 10-Q in respect of such fiscal quarter, together with the financial statements required to be attached thereto; and

                            (ii) a copy of its unaudited consolidating balance sheet and related unaudited statements of income, and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidating basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, together with a schedule of other financial information consisting of consolidating or combining details in columnar form with such consolidating Subsidiaries separately identified, in accordance with GAAP consistently applied;

                  (c) concurrently with any delivery of financial statements under subsections (a) or (b) above, a certificate (a "Compliance Certificate") signed by a Financial Officer of the Borrower, substantially in the form of Exhibit D, (i) certifying as to whether a Default has occurred and, if so, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 7.14, (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.4 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such Compliance Certificate, (iv) listing the Subsidiary Guarantors as of the date of such Compliance Certificate, (v) either a certification that there has been no change to the information disclosed in the Schedules to the Security Agreement or, after the delivery of the first certification delivered pursuant to this subsection, as previously certified, or, if so, specifying all such changes, and certifying that all agreements, instruments, and other documents have been executed and delivered, and all further action (including the filing and recording of financing statements and other documents) has been taken, that may be necessary to cause the Collateral to become subject to a perfected Lien of the Lender under the applicable Loan Documents, with the priority required thereby;

                  (d) concurrently with any delivery of financial statements under subsections (a) or (b) above, a report of sales backlogs for major product lines as of the end of the relevant quarterly or annual period;

                  (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be; and

                  (f) promptly following any request therefor, such other information regarding the Borrower or any Subsidiary, or compliance with the terms of this Agreement, as the Lender may reasonably request.

     Section 6.2. Notice of Material Events
                  -------------------------

                  The Borrower shall furnish to the Lender prompt written notice of the following together with a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and, if applicable, any action taken or proposed to be taken with respect thereto:

                  (a) the occurrence of any Default;

                  (b) the filing or commencement of any action, suit or proceeding by or before any Governmental Authority against or affecting the Borrower or any Subsidiary that, if adversely determined, would in the good faith opinion of the Borrower reasonably be expected to result in a Material Adverse effect;

                  (c) any lapse, refusal to renew or extend or other termination of any material license, permit, franchise or other authorization issued to the Borrower or any Subsidiary by any Person or Governmental Authority, which lapse, refusal or termination, would reasonably be expected to result in a Material Adverse effect;

                  (d) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse effect; or

                  (e) the occurrence of any other development that has or would reasonably be expected to result in, a Material Adverse effect.

     Section 6.3. Existence; Conduct of Business

                  The Borrower shall, and shall cause each Subsidiary to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect (i) its legal existence (provided that the foregoing shall not prohibit any merger, consolidation or dissolution not prohibited by Section 7.3), and (ii) all rights, licenses, permits, privileges and franchises the absence of which would reasonably be expected to have a Material Adverse effect.

     Section 6.4. Payment of Obligations
                  ----------------------

                  The Borrower shall, and shall cause each Subsidiary to, pay and discharge when due, its obligations, including obligations with respect to Taxes, which, if unpaid, would reasonably be expected to result in a Material Adverse effect, except where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings diligently conducted, (ii) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) the failure to make payment pending such contest would not reasonably be expected to result in a Material Adverse effect.

     Section 6.5. Maintenance of Properties
                  -------------------------

                  The Borrower shall, and shall cause each Subsidiary to, maintain, protect and keep in good repair, working order and condition (ordinary wear and tear excepted) at all times, all of its property other than property, the loss of which would not reasonably be expected to have a Material Adverse effect.

     Section 6.6. Insurance
                  ---------

                  The Borrower shall, and shall cause each Subsidiary to, maintain with financially sound and reputable insurance companies, in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption coverage) as are usually insured against in the same general area by companies engaged in the same or a similar business, and furnish to the Lender, upon written request, full information as to the insurance carried.

     Section 6.7. Books and Records: Inspection Rights
                  ------------------------------------

                  The Borrower shall, and shall cause each Subsidiary to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities and, at all reasonable times upon reasonable prior notice, permit representatives of the Lender to (i) visit the offices of the Borrower and each Subsidiary, (ii) examine such books and records and Accountants' reports relating thereto, (iii) make copies or extracts therefrom, (iv) discuss the affairs of the Borrower and each such Subsidiary with the respective officers thereof, (v) examine and inspect the property of the Borrower and each such Subsidiary and (vi) meet and discuss the affairs of the Borrower and each such Subsidiary with the Accountants.

     Section 6.8. Compliance with Laws
                  ---------------------

                  The Borrower shall, and shall cause each Subsidiary to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse effect.

     Section 6.9. Additional Subsidiaries
                  ------------------------

                  In the event that on or after the Restatement Date, any Person (other than the Excluded Subsidiaries) shall become a Domestic Subsidiary or any Excluded Subsidiary shall cease to be an Excluded Subsidiary, the Borrower shall
(i) notify the Lender in writing thereof within three Business Days thereof,
(ii) cause such Person to execute and deliver to the Lender a Guarantee Supplement and to become a party to each applicable Security Document in the manner provided therein within five Business Days thereafter and to promptly take such actions to create and perfect Liens on such Person's assets to secure such Person's obligations under the Loan Documents as the Lender shall reasonably request, (iii) cause any shares of Capital Stock of such new Domestic Subsidiary or such former Excluded Subsidiary owned by or on behalf of any Loan Party to be pledged pursuant to the Security Agreement within five Business Days thereafter, (iv) cause each such new Domestic Subsidiary or such former Excluded Subsidiary to deliver to the Lender any shares of Capital Stock of any DOMESTIC Subsidiary owned by or on behalf of such new Domestic Subsidiary within five Business Days after such Subsidiary is formed or acquired or ceases to be an Excluded Subsidiary and (v) cause each such Domestic Subsidiary or such former Excluded Subsidiary which owns Capital Stock in a Material Foreign Subsidiary, to enter into a Foreign Pledge Agreement with respect thereto within 30 days of the acquisition thereof or the relevant Foreign Subsidiary becoming a Material Foreign Subsidiary and to take such other actions as may be required by the Lender in order that the Lender have a first priority security interest in not less than 65% of the Capital Stock thereof; (iv) deliver to the Lender such additional financing statements, certificates, instruments and opinions (including opinions of foreign counsel) as the Lender may request.

     Section 6.10. Additional Collateral
                   ---------------------

                  If after the Restatement Date, the Borrower or any other Loan Party acquires any property which would constitute Collateral, the Borrower shall, and shall cause each such Loan Party to, execute any and all documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, and other documents), that may be required under any applicable law, or which the Lender may reasonably request, to effectuate the Transactions or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties.

     Section 6.11. Maintenance of Licenses
                   -----------------------

                  The Borrower shall do, and cause each Subsidiary to do, all things necessary, to renew, extend and continue in effect all permits, licenses and authorizations which may at any time and from time to time be necessary to operate the business of the Borrower and the Subsidiaries in compliance with all applicable laws and regulations, the failure to comply with which would reasonably be expected to have a Material Adverse effect.

     Section 6.12. Pledge of Stock in Material Foreign Subsidiaries

                  No later than the 60th day after the Restatement Date, the Borrower shall execute and deliver, and cause each applicable Subsidiary Guarantor to execute and deliver, Foreign Pledge Agreements with respect to not less than 65% of the Capital Stock of each Person that was a Material Foreign Subsidiary on the Restatement Date and deliver together with each such Foreign Pledge Agreement certificates evidencing the pledged Capital Stock with appropriate instruments of transfer, an opinion of foreign counsel to the Borrower or such Subsidiary Guarantor, in form and substance satisfactory to the Lender, and such other documents, certificates and instruments as the Lender shall request.

ARTICLE 7.        NEGATIVE COVENANTS

         The Borrower agrees that (unless otherwise consented to in writing by the Lender pursuant to Section 9.1) until the Commitments have expired or been terminated and the principal of, and interest on the Loans, all Fees and all other amounts payable under the Loan Documents shall have been paid in full:

     Section 7.1. Indebtedness
                  ------------

                  The Borrower shall not, and shall not permit any Subsidiary to, create, incur, assume or suffer to exist any liability for Indebtedness, except:

                  (a) Indebtedness under the Loan Documents;

                  (b) Indebtedness of the Borrower or any Subsidiary existing on the Restatement Date as set forth on Schedule 7.1, and any extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof;

                  (c) Indebtedness of the Borrower to any Subsidiary or of any Subsidiary to the Borrower or any other Subsidiary (other than an Excluded Subsidiary), provided that:

                            (i) all Indebtedness of the Borrower or any Subsidiary Guarantor to any Non-Guarantor Subsidiary shall be subordinated in a manner in all respects acceptable to the Lender, which acceptance shall not be unreasonably withheld, and

                            (ii) immediately after giving effect to any Indebtedness of any Non-Guarantor Subsidiary to the Borrower or any Subsidiary Guarantor, the sum of, without duplication, the following (at any time, the "Intercompany Transaction Amount") shall not exceed $250,000: (A) the aggregate outstanding principal balance of all such Indebtedness permitted by Section 7.1(c), plus (B) the aggregate amount of all Guarantees of the Borrower or any Subsidiary Guarantor permitted by Section 7.1(d) in respect of Indebtedness of any Non-Guarantor Subsidiary, plus (C) the aggregate fair market value of all consideration paid by the Borrower or any Subsidiary Guarantor on or after the Restatement Date to any Non-Guarantor Subsidiary in connection with any one or more of the following: (1) each sale, assignment, lease, transfer or other disposition permitted by Section 7.6(iv) (including each merger permitted by Section 7.3(b) which shall be treated as such), (2) each Acquisition permitted by Section 7.5(b) (including each merger permitted by Section 7.3(b) which shall be treated as such), (3) each Investment permitted by Section 7.4(c), and
          (4) each Restricted Payment permitted by Section 7.7;

                  (d) Guarantees of the Borrower in respect of Indebtedness of any Subsidiary and Guarantees of any Subsidiary in respect of Indebtedness of the Borrower or any other Subsidiary in each case to the extent such Indebtedness is permitted by this Section 8.1, provided that, with respect to Guarantees of the Borrower or any Subsidiary Guarantor in respect of Indebtedness of any Non-Guarantor Subsidiary, (i) such Guarantees shall be subordinated in a manner in all respects acceptable to the Lender, which acceptance shall not be unreasonably withheld, and (ii) immediately after giving effect thereto, the Intercompany Transaction Amount shall not exceed $250,000; and

                  (e) Indebtedness of (i) the Hong Kong Subsidiary in respect of an unsecured line of credit in an amount not to exceed $2,000,000, (ii) Indebtedness of the Borrower under lines of credit extended by Trust Company of New Jersey in an amount not in excess of $1,000,000, and (iii) without duplication, the Borrower's Guarantee of each thereof.

      Section 7.2.      Negative Pledge
                        ---------------

               The Borrower shall not, and shall not permit any Subsidiary to, create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except for the following (collectively, "Permitted Liens"):

               (a) any Customary Lien;

               (b) any Lien on any property or asset of the Borrower or any Subsidiary existing on the Restatement Date and set forth on Schedule 7.2, provided that (i) such Lien shall not apply to any property or asset of the Borrower or any Subsidiary other than the property and assets referred to in
Schedule 7.2 and (ii) such Lien shall secure only those obligations which it secures on the Restatement Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; and

               (c) Liens securing Capital Lease Obligations and Liens on property (including, in the event such property constitutes Capital Stock of a newly acquired Subsidiary, Liens on the property of such Subsidiary) acquired after the Restatement Date and either existing on such property when acquired, or created contemporaneously with such acquisition, to secure the payment or financing of the purchase price thereof, provided that such Liens attach only to the property so purchased or acquired and, provided further, that the Indebtedness secured by such Liens is permitted by Section 7.1(f).

      Section 7.3.      Fundamental Changes
                        -------------------

               The Borrower shall not, and shall not permit any Subsidiary, to consolidate or merge into or with any other Person, or permit any other Person to merge into or consolidate with it or any of the Subsidiaries, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of any class of the Capital Stock of any of the Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, or permit any Subsidiaries to do any of the foregoing, except that, so long as immediately before and after giving effect thereto, no Default shall or would exist:

               (a) any Non-Guarantor Subsidiary may merge with any other Non-Guarantor Subsidiary;

               (b) any Non-Guarantor Subsidiary may merge with any Subsidiary Guarantor, and any Subsidiary Guarantor may merge with any Non-Guarantor Subsidiary, provided that, (i) immediately after giving effect to any such merger in which such Subsidiary Guarantor is the survivor, the Intercompany Transaction Amount shall not exceed $250,000, and such merger shall be treated as an Acquisition for all purposes of Section 7.5(b) or 7.5(c), as the case may be, and (ii) with respect to any merger in which such Subsidiary Guarantor is not the survivor, such merger shall be treated as a sale, assignment, transfer or other disposition for all purposes of
Section 7.6(iv);

               (c) the Borrower and any Subsidiary may make any sale, assignment, transfer or other disposition permitted by Section 7.6(iv); and

               (d) any Non-Guarantor Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lender.

      Section 7.4.      Investments, Loans, Advances and Guarantees
                        -------------------------------------------

               The Borrower shall not, and shall not permit any Subsidiary to, at any time, purchase or otherwise acquire (including pursuant to any merger with any Person that was not a Wholly Owned Subsidiary of the Borrower prior to such merger), hold or invest in any Capital Stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing and any derivative product) of, make or permit to exist any loans to or advances on behalf of, incur any Guarantees in respect of any obligations of, or make or permit to exist any investment or any other interest in, any other Person (all of which are sometimes referred to herein as "Investments"), except:

               (a) Investments in Cash Equivalents and in normal business banking accounts or issued by federally insured institutions in amounts not exceeding the limits of such insurance;

               (b) Investments existing on the Restatement Date as set forth on
Schedule 7.4;

               (c) Investments by the Borrower in any Subsidiary and Investments by any Subsidiary in the Borrower or any other Subsidiary, provided that (i) the proceeds of such Investment in the Borrower or any Subsidiary Guarantor shall be received by the Borrower or such Subsidiary Guarantor, as the case may be, and
(ii) immediately after giving effect to each Investment by the Borrower or any Subsidiary Guarantor in any Non-Guarantor Subsidiary, the Intercompany Transaction Amount shall not exceed $250,000;

               (d) Acquisitions permitted by Section 7.5;

               (e) Investments in marketable securities (other than Cash Equivalents) in an amount not in excess of $50,000 in the aggregate;

               (f) Guarantees permitted by Section 7.1 and Secured Hedging Agreements permitted by Section 7.8; and

               (g) Unconsolidated Investments made on or after the Restatement Date, provided that, (i) immediately before and after giving effect thereto, no Default shall or would exist, (ii) immediately after giving effect thereto, all of the representations and warranties contained in the Loan Documents shall be true and correct with the same effect as though then made, (iii) the Person in which such Unconsolidated Investment is made is engaged in the Line of Business, and (iv) the aggregate amount of all such Unconsolidated Investments does not exceed an amount (not less than zero) equal to $10,000,000 minus the Acquisition Consideration paid by the Borrower or any Subsidiary in respect of all Acquisitions made on or after the Restatement Date and on or before the date of the making of such Unconsolidated Investment.

      Section 7.5.      Acquisitions
                        ------------

               The Borrower shall not, and shall not permit any Subsidiary to, at any time, make any purchase or other acquisition (whether in a single transaction or in a series of related transactions) of (i) any assets of any other Person that, taken together, constitute a business unit, (ii) any Capital Stock of any other Person if, immediately thereafter, such other Person would be a Subsidiary of the Borrower, (iii) any assets of any other Person otherwise not in the ordinary course of business, (iv) enter into any binding agreement to perform any transaction described in clauses (i), (ii) or (iii) above which is not contingent on obtaining the consent of the Lender (each transaction described in clauses (i), (ii), (iii) and (iv) above being referred to as an "Acquisition"), or (v) make any deposit in connection with any potential Acquisition, except:

               (a) Acquisitions of Investments permitted by Section 7.4;

               (b) Acquisitions by the Borrower or any Subsidiary from any other Subsidiary and Acquisitions by any Subsidiary from the Borrower or any other Subsidiary, provided that, immediately after giving effect to any Acquisition between a Loan Party, as purchaser, and a Non-Guarantor Subsidiary, as seller, the Intercompany Transaction Amount shall not exceed $250,000;

               (c) other Acquisitions, provided that the sum (the "Acquisition Consideration") of (i) the cash consideration paid or agreed to be paid in connection with all such Acquisitions, plus (ii) the fair market value of all noncash consideration paid or agreed to be paid in connection with all such Acquisitions, plus (iii) an amount equal to the principal or stated amount of all liabilities assumed or incurred in connection therewith shall not exceed $20,000,000 minus the amount expended in connection with the making of Unconsolidated Investments on or after the Restatement Date and on or before the date of the making of such Acquisition, provided further that the Acquisition Consideration in respect of any Acquisition shall not exceed $10,000,000, and provided further that:

                   (i) immediately before or after giving effect to each such Acquisition, no Default shall or would exist, and immediately after giving effect thereto, all of the representations and warranties contained in the Loan Documents shall be true and correct with the same effect as though then made,

                   (ii) the Person or business acquired is engaged in the Line of Business,

                   (iii) the Borrower or Subsidiary Guarantor making the Acquisition shall have complied with the provisions of Sections 6.9 and 6.10, and

                   (iv) the Borrower shall have delivered to the Lender (1) notice thereof not less than ten days prior to the consummation of such Acquisition, and (2) a certificate of a Financial Officer thereof, in all respects reasonably satisfactory to the Lender and dated the date of such consummation, certifying that no Default has occurred and is continuing, and setting forth reasonably detailed calculations demonstrating compliance with Section 7.14 on a pro-forma basis (after giving effect to such Acquisition and based on the most recent financial statements delivered pursuant to Section 6.1) and such other information, documents and other items as the Lender shall have reasonably requested; and

               (d) Subject to the conditions set forth in Section 5.1, the PC Acquisition.

      Section 7.6.      Dispositions
                        ------------

               The Borrower shall not, and shall not permit any Subsidiary to, sell, assign, lease, transfer or otherwise dispose of any property or assets, except: (i) sales of inventory in the ordinary course of business, (ii) sales, assignments, transfers or other dispositions of any property or assets that, in the reasonable opinion of the Borrower or such Subsidiary, as the case may be, are obsolete or no longer useful in the conduct of its business, (iii) sales or other dispositions of Cash Equivalents and Investments permitted by Section 7.4(e); and (iv) sales, assignments, transfers or other dispositions of any property or assets by the Borrower to any Subsidiary or by any Subsidiary to the Borrower or any other Subsidiary, provided that, immediately after giving effect to any such transaction between a Loan Party and a Non-Guarantor Subsidiary, the Intercompany Transaction Amount shall not exceed $250,000.

      Section 7.7.      Restricted Payments
                        -------------------

               The Borrower shall not, and shall not permit any Subsidiary to, declare, pay or make any dividend or other distribution, direct or indirect, on account of any Capital Stock issued by such Person now or hereafter outstanding (other than a dividend payable solely in shares or other units of Capital Stock of such Person) or any redemption, retirement, sinking fund or similar payment, purchase or other acquisition, direct or indirect, of any shares of any class of its Capital Stock now or hereafter outstanding (collectively, "Restricted Payments"), except:

               (a) Restricted Payments made by any Subsidiary to the Borrower or other Subsidiary, provided that, (i) immediately before and after giving effect thereto, no Default shall or would exist, and (ii) in the case of a Restricted Payment made by a Loan Party to a Non-Guarantor Subsidiary, immediately after giving effect thereto, the Intercompany Transaction Amount shall not exceed $250,000; and

               (b) repurchases of Capital Stock of the Borrower from participants or beneficiaries of qualified employee benefit plans in the ordinary course of the operation of such plans, provided that immediately before and after giving effect thereto, no Default shall or would exist.

      Section 7.8.      Hedging Agreements
                        ------------------

               The Borrower shall not, and shall not permit any Subsidiary to, enter into any Hedging Agreements, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

      Section 7.9.      Sale and Lease-Back Transactions
                        --------------------------------

               The Borrower shall not, and shall not permit any Subsidiary to, enter into an arrangement with any Person or group of Persons providing for the renting or leasing by the Borrower or any Subsidiary of any property or asset which has been or is to be sold or transferred by the Borrower or any Subsidiary to any such Person.

      Section 7.10.     Lines of Business
                        -----------------

               The Borrower shall not, and shall not permit any Subsidiary to, engage in any business other than the Line of Business.

      Section 7.11.     Transactions with Affiliates
                        ----------------------------

               The Borrower shall not, and shall not permit any Subsidiary to, become a party to any transaction with an Affiliate, unless the Borrower's or such Subsidiary's Managing Person shall have determined that the terms and conditions relating thereto are as favorable to the Borrower or such Subsidiary as those which would be obtainable at the time in a comparable arms-length transaction with a Person other than an Affiliate.

      Section 7.12.     Use of Proceeds
                        ---------------

               The Borrower shall not use the proceeds of the Loans for any purpose other than to (i) pay all of the Fees due hereunder, (ii) pay the reasonable out-of-pocket fees and expenses incurred by the Borrower in connection with the Loan Documents, (iii) for the Borrower's general corporate purposes not inconsistent with the provisions hereof and (iv) with respect to the proceeds of the Term Loan, to finance the PC Acquisition, provided, however, that no part of such proceeds will be used, directly or indirectly, (x) for a purpose which violates any law, including the provisions of Regulation T, U or X or (y) to fund a personal loan to or for the benefit of a director or executive officer of a Borrower or any Subsidiary.

      Section 7.13.     Restrictive Agreements
                        ----------------------

               The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of the Borrower or any such Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (ii) the ability of any such Subsidiary to pay dividends or other distributions with respect to any shares of its Capital Stock or to make or repay loans or advances to the Borrower or any other Subsidiary of the Borrower or to Guarantee Indebtedness of the Borrower or any other Subsidiary of the Borrower, provided that the foregoing shall not apply to restrictions and conditions imposed by applicable law or by the Loan Documents.

      Section 7.14.     Financial Covenants
                        -------------------

               (a) Liquidity Ratio. The Borrower shall not permit the Liquidity Ratio to be less than 1.00:1.00 at any time.

               (b) Minimum Consolidated Tangible Net Worth. The Borrower shall not permit Consolidated Tangible Net Worth to be less than, as of the last day of any fiscal quarter, an amount equal to $117,203,000 plus the sum for each fiscal quarter ending after the Restatement Date of 50% of the net income, if positive, of the Borrower and its Subsidiaries on a consolidated basis for each such fiscal quarter plus an amount equal to 75% of the net proceeds of any issuance of equity by the Borrower.

               (c) Fixed Charge Ratio. The Borrower shall not permit the Fixed Charge Ratio as of the last day of any fiscal quarter to be less than 1.25:1.00.

               (d) Leverage Ratio. The Borrower shall maintain at all times a Leverage Ratio of less than or equal to 2.50:1.00.

      Section 7.15.     Excluded Subsidiaries
                        ---------------------

               The Borrower shall not permit any Excluded Subsidiary (other than Bel Delaware LLC referred to in clause (i) of the definition thereof) to engage in the active conduct of a trade or business or hold any assets (other than immaterial assets).

ARTICLE 8.        DEFAULTS
                  --------

      Section 8.1.      Events of Default
                        -----------------

               The following shall each constitute an "Event of Default" hereunder:

               (a) the failure of the Borrower to make any payment of principal on the Loans when due and payable; or

               (b) the failure of the Borrower to make any payment of interest, Fees, expenses or other amounts payable under any Loan Document or otherwise to the Lender with respect to the loan facilities established hereunder within three Business Days of the date when due and payable; or

               (c) the failure of the Borrower to observe or perform any covenant or agreement contained in Section 6.3(i), 6.9, 6.10, 6.12 or Article 7; or

               (d) the failure of any Loan Party to observe or perform any other term, covenant, or agreement contained in any Loan Document to which it is a party and such failure shall have continued unremedied for a period of 30 days after such Loan Party shall have obtained knowledge thereof; or

               (e) any representation or warranty made by the Borrower or any Subsidiary (or by an officer thereof on its behalf) in any Loan Document or in any certificate, report, opinion (other than an opinion of counsel) or other document delivered or to be delivered pursuant thereto, shall prove to have been incorrect or misleading (whether because of misstatement or omission) in any material respect when made; or

               (f) the failure of the Borrower to make any payment when due or within any grace period, or the failure of the Borrower or any Subsidiary to make any payment (whether of principal or interest and regardless of amount) in respect of Material Liabilities when due or within any grace period for the payment thereof; or

               (g) any event or condition occurs that results in any Material Liability becoming or being declared to be due and payable prior to the scheduled maturity thereof, or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Liability or any trustee or agent on its or their behalf to cause any Material Liability to be due and payable, or to require the prepayment, repurchase, redemption or defeasance thereof, in each case prior to the scheduled maturity thereof (in each case after giving effect to any applicable grace period), provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the properly or assets securing such Indebtedness; or

               (h) the Borrower or any Material Subsidiary shall (i) suspend or discontinue its business (except to the extent permitted by Section 6.3), (ii) make an assignment for the benefit of creditors, (iii) generally not be paying its debts as such debts become due, (iv) admit in writing its inability to pay its debts as they become due, (v) file a voluntary petition in bankruptcy, (vi) become insolvent (however such insolvency shall be evidenced), (vii) file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment of debt, liquidation or dissolution or similar relief under any present or future statute, law or regulation of any jurisdiction,
(viii) petition or apply to any tribunal for any receiver, custodian or any trustee for any substantial part of its property, (ix) be the subject of any such proceeding filed against it which remains undismissed for a period of 45 days, (x) file any answer admitting or not contesting the material allegations of any such petition filed against it or any order, judgment or decree approving such petition in any such proceeding, (xi) seek, approve, consent to, or acquiesce in any such proceeding, or in the appointment of any trustee, receiver, sequestrator, custodian, liquidator, or fiscal agent for it, or any substantial part of its property, or an order is entered appointing any such trustee, receiver, custodian, liquidator or fiscal agent and such order remains in effect for 45 days, or (xii) take any formal action for the purpose of effecting any of the foregoing or looking to the liquidation or dissolution of the Borrower or such Material Subsidiary; or

               (i) an (i) order or decree is entered by a court having jurisdiction (A) adjudging the Borrower or any Material Subsidiary bankrupt or insolvent, (B) approving as properly filed a petition seeking reorganization, liquidation, arrangement, adjustment or composition of or in respect of the Borrower or any Material Subsidiary under the bankruptcy or insolvency laws of any jurisdiction, (C) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Borrower or any Material Subsidiary or of any substantial part of the property of any thereof, or (D) ordering the winding up or liquidation of the affairs of the Borrower or any Material Subsidiary, and any such decree or order continues unstayed and in effect for a period of 45 days or (ii) order for relief against the Borrower or any Material Subsidiary is entered under the bankruptcy or insolvency laws of any jurisdiction; or

               (j) judgments or decrees against the Borrower or any Subsidiary aggregating in excess of $100,000 (unless adequately insured by a solvent unaffiliated insurance company which has acknowledged coverage) shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days; or

               (k) any Loan Document shall cease, for any reason, to be in full force and effect (other than in accordance with its terms), or any Loan Party shall so assert in writing or shall disavow any of its obligations thereunder; or

               (l) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on, and security interest in, any Collateral, with the priority required by the applicable Security Document; or

               (m) an ERISA Event shall have occurred that, in the opinion of the Lender, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in liability of the Borrower and the Subsidiaries which would, individually or in the aggregate, have a Material Adverse effect; or

               (n) the occurrence of a Change of Control.

     Section 8.2.      Contract Remedies
                       -----------------

               (a) Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof,

                   (i) in the case of an Event of Default specified in Section 8.1(h) or 8.1(i), without declaration or notice to the Borrower, the Loans, all accrued and unpaid interest thereon and all other amounts owing under the Loan Documents shall immediately become due and payable, and

                   (ii) in all other cases the Lender may, by notice to the Borrower, declare the Loans, all accrued and unpaid interest thereon and all other amounts owing under the Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable.

In the event that the Loans, all accrued and unpaid interest thereon and all other amounts owing under the Loan Documents shall have been declared due and payable pursuant to the provisions of this Section 8.2, the Lender may (A) proceed to enforce its rights under the Loan Documents by suit in equity, action at law and/or other appropriate proceedings, whether for payment or the specific performance of any covenant or agreement contained in the Loan Documents and (B) exercise any and all rights and remedies provided to the Lender by the Loan Documents. Except as otherwise expressly provided in the Loan Documents, the Borrower expressly waives presentment, demand, protest and all other notices of any kind in connection with the Loan Documents. The Borrower hereby further expressly waives and covenants not to assert any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force which might delay, prevent or otherwise impede the performance or enforcement of any Loan Document.

               (b) In the event that the Loans, all accrued and unpaid interest thereon and all other amounts owing under the Loan Documents shall have been declared due and payable pursuant to the provisions of this Section 8.2, any funds received by the Lender from or on behalf of the Borrower shall be remitted to, and applied by, the Lender in the following manner and order:

                   (i) first, to reimburse the Lender for any expenses due from the Borrower pursuant to the provisions of Section 9.4,

                   (ii) second, to the payment of the Fees due and owing the Lender,

                   (iii) third, to the payment of any other fees, expenses or other amounts (other than the principal of and interest on the Loans) payable by the Loan Parties to the Lender under the Loan Documents,

                   (iv) fourth, to the payment of interest due on the Loans,

                   (v) fifth, to the payment to the Lender of the unpaid principal amount of the Loans and each amount then due and payable under each Secured Hedging Agreement, and

                   (vi) sixth, any remaining funds shall be paid to the Borrower or as a court of competent jurisdiction shall direct.

ARTICLE 9.        OTHER PROVISIONS
                  ----------------


      Section 9.1.      Amendments and Waivers
                        ----------------------

               Notwithstanding anything to the contrary contained in any Loan Document, the Lender and the appropriate parties to the Loan Documents may from time to time enter into written amendments, supplements or modifications thereof, and the Lender may execute and deliver to any such parties a written instrument waiving or consenting to the departure from, on such terms and conditions as the Lender may specify in such instrument, any of the requirements of the Loan Documents or any Default or Event of Default and its consequences. Any such amendment, supplement, modification, waiver or consent shall be binding upon the parties to the applicable agreement, the Lender and all future holders of the Loans. In the case of any waiver, the parties to the applicable agreement and the Lender shall be restored to their former position and rights hereunder and under the Loan Documents, and any Default waived shall not extend to any subsequent or other Default, or impair any right consequent thereon.

      Section 9.2.      Notices
                        -------

               All notices, requests and demands to or upon the respective parties to the Loan Documents to be effective shall be in writing and, unless otherwise expressly provided therein, shall be deemed to have been duly given or made when delivered by hand, one Business Day after having been sent by overnight courier service, two Business Days after having been deposited in the mail, first-class postage prepaid, or, in the case of notice by facsimile, when sent, to the last address (including telephone and facsimile numbers) for such party specified by such party in a written notice delivered to the Lender and the Borrower or, if no such written notice was so delivered, as follows:

               (a) in the case of any Loan Party, to such Loan Party c/o Bel Fuse Inc., 206 Van Vorst Street, Jersey City, NJ 07302; Attention:
         Colin Dunn, Vice President-Finance, Telephone: (201) 432-0463; Facsimile (201) 432-9542; and

               (b) in the case of the Lender, to The Bank of New York, 385 Rifle Camp Road, West Paterson, NJ 07424; Attention: Thomas Sweeney, Vice President; Telephone: (973) 357-7753, Facsimile (973) 357-7705;

provided, however, that any notice, request or demand by the Borrower pursuant to Sections 2.2 or 3.3 shall not be effective until received. Any party to a Loan Document may rely on signatures of the parties thereto which are transmitted by facsimile or other electronic means as fully as if originally signed.

      Section 9.3.      Survival
                        --------

               All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of the Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder.

      Section 9.4.      Expenses; Indemnity
                        -------------------

               (a) The Borrower agrees, on demand therefor and whether the Loans are made to pay or reimburse the Lender (i) for all reasonable out-of-pocket expenses incurred thereby, including the reasonable fees, charges and disbursements of counsel, in connection with the development, preparation, execution and administration of, the Loan Documents (including any amendment, supplement or other modification thereto (whether or not executed or effective)), any documents prepared in connection therewith and the consummation of the transactions contemplated thereby and (ii) for all of its costs and expenses, including reasonable fees and disbursements of counsel, incurred in connection with (A) the protection or enforcement of its rights under the Loan Documents, including any related collection proceedings and any negotiation, restructuring or "work-out", and (B) the enforcement of this Section.

               (b) The Borrower shall, on demand therefor, indemnify the Lender and each of its Related Parties (each, an "Indemnified Person") against, and hold each Indemnified Person harmless from, any and all losses, claims, damages, penalties, liabilities and related expenses, including the fees, charges and disbursements of any counsel, incurred by or asserted against any Indemnified Person in connection with or in any way arising out of any Loan Document, any other Transaction Document or any Transaction, including as a result of (i) any breach by the Borrower of the terms of any Loan Document, the use of proceeds of the Loans or any action or failure to act on the part of the Borrower, (ii) the consummation or proposed consummation of the Transactions or any other transactions contemplated hereby, (iii) the Loans or the use of the proceeds therefrom, (iv) any actual or alleged presence or release of Hazardous Substance on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any liability in respect of any Environmental Law related in any way to the Borrower or any of its Subsidiaries, (v) any action or failure to act on the part of the Borrower or (vi) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnified Person is a party thereto (collectively, the "Indemnified Liabilities"), provided that such indemnity shall not, as to any Indemnified Person, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or willful misconduct of such Indemnified Person.

               (c) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnified Person for any special, indirect, consequential or punitive damages (whether accrued and whether known or suspected to exist in its favor) arising out of, in connection with, or as a result of, the Loan Documents, the transactions contemplated thereby or the Loans or the use of the proceeds thereof.

      Section 9.5.      Successors and Assigns
                        ----------------------

               (a) The Loan Documents shall be binding upon and inure to the benefit of each of the parties thereto, all future holders of the Loans, and their respective successors and assigns, except that no Loan Party may assign, delegate or transfer any of its rights or obligations under the Loan Documents (other than in connection with a dissolution or a transaction involving a merger or consolidation, in each case otherwise permitted by this Agreement) without the prior written consent of the Lender.

               (b) In addition to its rights under Section 9.5(d), the Lender shall have the right to sell, assign, transfer or negotiate one hundred percent of its rights and obligations under the Loan Documents to any subsidiary or affiliate of the Lender or to any other bank, insurance company, financial institution, pension fund, mutual fund or other similar fund, provided that (i) unless the assignee is a subsidiary or affiliate of the Lender (in which case no claims may be made by such assignee pursuant to Section 3.5, 3.6 or 3.7, in each case except to the extent that the Lender would otherwise have the right to do
so), the Borrower shall have consented thereto in writing (which consent shall not be unreasonably withheld or delayed and shall not be required upon the occurrence and during the continuance of an Event of Default) and (ii) the Lender and such assignee shall execute and deliver an assignment and acceptance agreement and cause one photocopy thereof, as executed, to be delivered to the Borrower. From and after the effective date specified in such assignment and acceptance agreement, the assignee thereunder shall be a party hereto and shall, for all purposes of this Agreement and the other Loan Documents, be deemed the "Lender", and the assignor thereunder shall be released from its obligations under this Agreement and the other Loan Documents.

               (c) The Lender may grant participations in all or any part of its rights under the Loan Documents to one or more Persons, provided that (i) the Lender's obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) the Lender shall remain solely responsible to the other parties to this Agreement and the other Loan Documents for the performance of such obligations, and (iii) the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement and the other Loan Documents. The Borrower agrees that each participant shall be entitled to the benefits of Sections 3.5, 3.6 and 3.7 to the same extent as if it were the Lender and had acquired its interest by assignment pursuant to Section 9.5(b), provided, however, that (A) no participant shall be entitled to receive any greater payment under such Sections than the Lender would have been entitled to receive with respect to the participation sold to such participant, unless the sale of the participation to such participant is made with the Borrower's prior written consent, and (B) no participant that is organized under the laws of any jurisdiction other than the United States or any political subdivision thereof shall be entitled to the benefits of Section 3.7, unless the Borrower is notified of the participation sold to such participant and such participant agrees, for the benefit of the Borrower, to comply with Section 3.7 as thought it were the Lender. To the extent permitted by law, each participant also shall be entitled to the benefits of Section 2.3(b) as though it were the Lender.

               (d) The Lender may at any time or from time to time assign all or any portion of its rights under the Loan Documents to a Federal Reserve Bank, provided that any such assignment shall not release such assignor from its obligations thereunder.

      Section 9.6. Counterparts; Integration
                   -------------------------

               Each Loan Document (other than the Note) may be executed by one or more of the parties thereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document. It shall not be necessary in making proof of any Loan Document to produce or account for more than one counterpart signed by the party to be charged. Delivery of an executed counterpart of a signature page of any Loan Document by facsimile shall be effective as delivery of a manually executed counterpart of such Loan Document. The Loan Documents and any separate letter agreements between the Borrower and the Lender with respect to fees embody the entire agreement and understanding among the Loan Parties and the Lender with respect to the subject matter thereof and supersede all prior agreements and understandings among the Loan Parties and the Lender with respect to the subject matter thereof.

      Section 9.7.      Severability
                        ------------

               Every provision of the Loan Documents is intended to be severable, and if any term or provision thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

      Section 9.8.      GOVERNING LAW
                        -------------

               THE LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

      Section 9.9.      Jurisdiction; Service of Process
                        --------------------------------

               Each party to a Loan Document hereby irrevocably submits to the nonexclusive jurisdiction of any New York State or Federal court sitting in the County of New York over any suit, action or proceeding arising out of or relating to the Loan Documents. Each party to a Loan Document hereby irrevocably waives, to the fullest extent permitted or not prohibited by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Each Loan Party hereby agrees that a final judgment in any such suit, action or proceeding brought in such a court, after all appropriate appeals, shall be conclusive and binding upon it and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to Loan Documents against the Borrower or its properties in the courts of any jurisdiction. Each party to a Loan Document hereby irrevocably consents to service of process in the manner provided for notices in Section
9.2. Nothing in this Agreement will affect the right of any party to a Loan Document to serve process in any other manner permitted by law.

      Section 9.10.     WAIVER OF TRIAL BY JURY
                        -----------------------

               EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10.

      Section 9.11.     Savings Clause
                        --------------

               (a) This Agreement is intended solely as an amendment of, and contemporaneous restatement of, the terms and conditions of the Original Credit Agreement, and this Agreement is not intended and should not be construed as in any way extinguishing or terminating the Original Credit Agreement. The Security Documents, each to the extent amended as provided herein, shall remain in full force and effect and continue to secure the Obligations as set forth therein.

               (b) Nothing in this Agreement shall affect the rights of the Lender to payments for the period prior to the Restatement Date and such rights shall continue to be governed by the provisions of the Original Credit Agreement.

ARTICLE 10.       SUBSIDIARY GUARANTEE
                  --------------------

               The Subsidiary Guarantors agree that until the principal of, and interest on, the Loans, all Fees and all other amounts payable under the Loan Documents shall have been paid in full:

      Section 10.1.     Guarantee
                        ---------

               (a) Subject to Section 10.1(b), each Subsidiary Guarantor hereby absolutely, irrevocably and unconditionally guarantees the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of the Borrower Obligations. The agreements of each Subsidiary Guarantor under this
Article 10 constitute a guarantee of payment, and the Lender shall not have any obligation to enforce any Loan Document or exercise any right or remedy with respect to any collateral security thereunder by any action, including making or perfecting any claim against any

Person or any collateral security for any of the Borrower Obligations prior to being entitled to the benefits of this Agreement. The Lender may, at its option, proceed against the Subsidiary Guarantors, or any one or more of them, in the first instance, to enforce the Guarantor Obligations without first proceeding against the Borrower or any other Person, and without first resorting to any other rights or remedies, as the Lender may deem advisable. In furtherance hereof, if the Lender is prevented by law from collecting or otherwise hindered from collecting or otherwise enforcing any Borrower Obligation in accordance with its terms, the Lender shall be entitled to receive hereunder from the Subsidiary Guarantors after demand therefor, the sums that would have been otherwise due had such collection or enforcement not been prevented or hindered.

               (b) Notwithstanding anything to the contrary contained herein, the maximum aggregate amount of the obligations of each Subsidiary Guarantor hereunder shall not, as of any date of determination, exceed the lesser of (i) the greatest amount that is valid and enforceable against such Subsidiary Guarantor under principles of New York State contract law, and (ii) the greatest amount that would not render such Subsidiary Guarantor's liability hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liability (A) in respect of intercompany indebtedness to the Borrower or any affiliate or subsidiary of the Borrower, to the extent that such intercompany indebtedness would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor hereunder, and (B) under any guarantee of (1) senior unsecured indebtedness, or (2) indebtedness subordinated in right of payment to any Borrower Obligation, in either case that contains a limitation as to maximum liability similar to that set forth in this Section 10.1(b) and pursuant to which the liability of such Subsidiary Guarantor hereunder is included in the liabilities taken into account in determining such maximum liability) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Subsidiary Guarantor pursuant to applicable law or any agreement providing for an equitable allocation among such Subsidiary Guarantor and other affiliates or subsidiaries of the Borrower of obligations arising under guarantees by such parties.

               (c) Each Subsidiary Guarantor agrees that the Guarantor Obligations may at any time and from time to time exceed the maximum aggregate amount of the obligations of such Subsidiary Guarantor hereunder without impairing this Agreement or affecting the rights and remedies of the Lender hereunder.

      Section 10.2.     Absolute Obligation
                        -------------------

               Subject to Section 10.5(c), no Subsidiary Guarantor shall be released from liability hereunder unless and until either (i) the Borrower shall have paid in full the outstanding principal balance of the Loans, together with all accrued and unpaid interest thereon, and all other amounts then due and owing under the Loan Documents, or (ii) the

Guarantor Obligations of such Subsidiary Guarantor shall have been paid in full in cash. Each Subsidiary Guarantor acknowledges and agrees that (a) the Lender has not made any representation or warranty to such Subsidiary Guarantor with respect to the Borrower, any of its Subsidiaries, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, or any other matter whatsoever, and (b) such Subsidiary Guarantor shall be liable hereunder, and such liability shall not be affected or impaired, irrespective of (A) the validity or enforceability of any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, or the collectability of any of the Borrower Obligations, (B) the preference or priority ranking with respect to any of the Borrower Obligations, (C) the existence, validity, enforceability or perfection of any security interest or collateral security under any Loan Document, or the release, exchange, substitution or loss or impairment of any such security interest or collateral security, (D) any failure, delay, neglect or omission by the Lender to realize upon or protect any direct or indirect collateral security, indebtedness, liability or obligation, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, or any of the Borrower Obligations, (E) the existence or exercise of any right of set-off by the Lender, (F) the existence, validity or enforceability of any other guarantee with respect to any of the Borrower Obligations, the liability of any other Person in respect of any of the Borrower Obligations, or the release of any such Person or any other guarantor of any of the Borrower Obligations, (G) any act or omission of the Lender in connection with the administration of any Loan Document or any of the Borrower Obligations, (H) the bankruptcy, insolvency, reorganization or receivership of, or any other proceeding for the relief of debtors commenced by or against, any Person, (I) the disaffirmance or rejection, or the purported disaffirmance or purported rejection, of any of the Borrower Obligations, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, in any bankruptcy, insolvency, reorganization or receivership, or any other proceeding for the relief of debtor, relating to any Person, (J) any law, regulation or decree now or hereafter in effect that might in any manner affect any of the terms or provisions of any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith or any of the Borrower Obligations, or that might cause or permit to be invoked any alteration in the time, amount, manner or payment or performance of any of the Borrower's obligations and liabilities (including the Borrower Obligations), (K) the merger or consolidation of the Borrower into or with any Person, (L) the sale by the Borrower of all or any part of its assets, (M) the fact that at any time and from time to time none of the Borrower Obligations may be outstanding or owing to the Lender, (N) any amendment or modification of, or supplement to, any Loan Document, or (O) any other reason or circumstance that might otherwise constitute a defense available to or a discharge of the Borrower in respect of its obligations or liabilities (including the Borrower Obligations) or of such Subsidiary Guarantor in respect of any of the Guarantor Obligations (other than by the performance in full thereof).

      Section 10.3.     Repayment in Bankruptcy, etc.
                        -----------------------------

               If, at any time or times subsequent to the payment of all or any part of the Borrower Obligations or the Guarantor Obligations, the Lender shall be required to repay any amounts previously paid by or on behalf of the Borrower or any Subsidiary Guarantor in reduction thereof by virtue of an order of any court having jurisdiction in the premises, including as a result of an adjudication that such amounts constituted preferential payments or fraudulent conveyances, the Subsidiary Guarantors unconditionally agree to pay to the Lender, within 10 days after demand, a sum in cash equal to the amount of such repayment, together with interest on such amount from the date of such repayment by the Lender to the date of payment to the Lender at the applicable after-maturity rate set forth in
Section 3.1(b).

      Section 10.4.     Additional Subsidiary Guarantors
                        --------------------------------

               Upon the execution and delivery to the Lender of a Guarantee Supplement by any Person, appropriately acknowledged, such Person shall be a Subsidiary Guarantor.

      Section 10.5.     Miscellaneous
                        -------------

               (a) Each Subsidiary Guarantor agrees that any statement of account with respect to the Borrower Obligations from the Lender that binds the Borrower shall also be binding upon such Subsidiary Guarantor, and that copies of said statements of account maintained in the regular course of the Lender's business may be used in evidence against such Subsidiary Guarantor in order to establish its Guarantor Obligations.

               (b) Subject to the limitations set forth in Section 10.1(b), the Guarantor Obligations shall be joint and several.

               (c) Notwithstanding anything to the contrary contained in this Agreement, on and as of the date of any merger, consolidation or Acquisition permitted by Section 7.3 or 7.5, as the case may be, that shall result in any Subsidiary Guarantor ceasing to be a Subsidiary, such Subsidiary Guarantor shall, without the consent of the Lender, cease to be a Subsidiary Guarantor and shall have no further liability hereunder.

                            [Signature Pages Follow]

                                  BEL FUSE INC.
               AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT
               ---------------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit and Guarantee Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              BEL FUSE INC.

                              By:  /s/ Colin Dunn
                                  ----------------------------------------------
                              Name: Colin Dunn
                              Title:   Vice President

                              BEL VENTURES INC.
                              BEL POWER PRODUCTS INC.
                              BEL TRANSFORMER INC.
                              BEL CONNECTOR INC.

                              AS TO EACH OF THE FOREGOING:

                              By:  /s/ Colin Dunn
                                  ----------------------------------------------
                              Name: Colin Dunn
                              Title:   Vice President

                                  BEL FUSE INC.
               AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT
               ---------------------------------------------------

                                         THE BANK OF NEW YORK

                                         By: /s/ Thomas Sweeney
                                             -----------------------------------
                                         Name:  Thomas Sweeney
                                         Title: Vice President